As filed with the Securities and Exchange Commission on February 26, 1998


                                                     Registration # 33-90208;
                                                                    811-8998


                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                         POST-EFFECTIVE AMENDMENT NO. 5
                                    FORM S-6
                    FOR REGISTRATION UNDER THE SECURITIES ACT
                 OF 1933 OF SECURITIES OF UNIT INVESTMENT TRUSTS
                            REGISTERED ON FORM N-8B-2


           ACACIA NATIONAL VARIABLE LIFE INSURANCE SEPARATE ACCOUNT I
                              (Exact Name of Trust)

                     ACACIA NATIONAL LIFE INSURANCE COMPANY
                            (Exact Name of Depositor)

                              7315 Wisconsin Avenue
                            Bethesda, Maryland 20814
          (Complete Address of Depositor's Principal Executive Offices)

                  Depositor's Telephone Number: (301) 280-1000

                            Ellen Jane Abromson, Esq.
                              7315 Wisconsin Avenue
                            Bethesda, Maryland 20814
                (Name and complete address of agent for service)


It is proposed that this filing will become effective:


     [ ] immediately upon filing pursuant to paragraph (b)
     [x] on May 1, 1999 pursuant to paragraph (b)
     [ ] 60 days after filing pursuant to paragraph (a)(i)
     [ ] on ____________ pursuant to paragraph (a)(i)
     [ ] 75 days after  filing  pursuant  to  paragraph  (a) (ii)
     [ ] on ____________ Pursuant to paragraph (a)(ii) of Rule 485


If  appropriate,  check  the  following  box:

     [ ] this Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

                Title and Amount of Securities being registered:
          Individual Flexible Premium Variable Life Insurance Policies

                               PART I - PROSPECTUS

                                   PROSPECTUS
                                                                           THE
                                                                         ACACIA
                                                                          GROUP


                   The Date of This Prospectus is May 1, 1999.




                                                         Acacia National Life
                                                         Insurance Company
Allocator 2000 --                                        7315 Wisconsin Avenue
A  Flexible Premium Variable Universal Life              Bethesda, MD 20814
Insurance Policy issued by
Acacia National Life Insurance Company


Allocator 2000 is a flexible premium variable universal life insurance Policy ("Policy"), issued by Acacia National Life Insurance Company ("ANLIC"). Like traditional life insurance policies, an Allocator 2000 Policy provides Death Benefits to Beneficiaries and gives you, the Policyowner, the opportunity to increase the Policy's cash value. Unlike traditional policies, Allocator 2000 lets you vary the frequency and amount of premium payments, rather than follow a fixed premium payment schedule. It also lets you choose one of two Death Benefit opotions: (1) a level amount, which generally equals the Face Amount of the Policy; or (2) a variable amount which generally equals the Face Amount plus the Policy Account Value. While the Policy remains in force, the Death Benefit will not be less than the maximum of the current Face Amount of the Policy or the Policy Account Value mutliplied by the applicable corridor percentage specified in the Policy. The minimum face amount is $ 25,000.

An Allocator 2000 Policy is different from traditional life insurance policies in another important way: you select how Policy premiums will be invested. Although each Policyowner is guaranteed a minimum death benefit, the cash value of the Policy, as well as the actual Death Benefit, will vary with the performance of investments you select.

The Investment Options available through Allocator 2000 include investment portfolios from The Alger American Fund, Calvert Variable Series, Inc., Dreyfus Stock Index Fund, Neuberger&Berman Advisers Management Trust, Oppenheimer Variable Account Funds, Strong Variable Insurance Funds, Inc., and Van Eck Worldwide Insurance Trust. Each of these portfolios has its own investment objective and policies. These are described in the prospectuses for each investment portfolio which must accompany this Allocator 2000 prospectus. You may also choose to allocate premium payments to the Fixed Account managed by ANLIC.

An Allocator 2000 Policy will be issued after ANLIC accepts a prospective Policyowner's application. Allocator 2000 Policies are available to cover individuals between the ages of 20 and 80 at the time of purchase. An Allocator 2000 Policy, once purchased, may generally be canceled until 20 days after the Owner receives the Policy or 45 days after completion of Part I of the application, if later.

This Allocator 2000 prospectus is designed to assist you in understanding the opportunity and risks associated with the purchase of an Allocator 2000 Policy. Prospective Policyowners are urged to read the prospectus carefully and retain it for future reference.

This prospectus includes a summary of the most important features of the Allocator 2000 Policy, information about ANLIC, a list of the investment portfolios to which you may allocate premium payments, and a detailed description of the Allocator 2000 Policy. The appendix to the prospectus includes tables designed to illustrate how cash values and death benefits may change with the investment experience of the Investment Options.

This prospectus must be accompanied by a prospectus for each of the investment portfolios available through Allocator 2000.

Although the Allocator 2000 Policy is designed to provide life insurance, an Allocator 2000 Policy is considered to be a security. The purchase of an Allocator 2000 Policy involves investment risk, including the possible loss of principal. For this reason, Allocator 2000 may not be suitable for all individuals. It may not be advantageous to purchase an Allocator 2000 Policy as a replacement for another type of life insurance or as a way to obtain additional insurance protection if the purchaser already owns another flexible premium variable universal life insurance policy. This Policy may not be available in all states.

The Securities and Exchange Commission maintains a web site (http://www.sec.gov) that contains other information regarding registrants that file electronically with the Securities and Exchange Commission.

Neither the Securities and Exchange Commission nor any state securities regulatory authority has approved these securities, or determined that this prospectus is accurate complete. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS



Glossary of Defined Terms ..................................................1
Questions and Answers About Your Policy.................................... 5
        Acacia National and the Variable Account........................... 8
        Acacia National Life Insurance Company............................. 8
        The Variable Account............................................... 8
The Portfolios..............................................................9
        The Alger American Fund............................................ 9
        Calvert Variable Series, Inc.......................................10
        Dreyfus Stock Index Fund...........................................12
        Neuberger&Berman Advisers Management Trust.........................13
        Oppenheimer Variable Account Funds.................................14
        Strong Variable Insurance Funds, Inc and Strong Discovery Fund II. 15
        Van Eck Worldwide Hard Assets Fund.................................16
        Investment Advisory Fees...........................................17
        Resolving Material Conflicts.......................................17
        Addition, Deletion, or Substitution of Investments.................18
Policy Benefits............................................................19
        Death Benefits.....................................................19
        Applicable Percentage Table........................................19
        Payment of Policy Benefits.........................................23
Payment and Allocation of Premiums.........................................24
        Policy Issue.......................................................24
        Premiums...........................................................25
        Allocation of Premiums and Policy Account Value....................26
        Transfers..........................................................27
        Policy Lapse and Reinstatement.....................................28
Charges and Deductions.....................................................28
        Surrender Charge...................................................29
        Partial Surrender Charge ..........................................29
        Premium Expense Charges ...........................................29
        Policy Account Value Charges.......................................29
        Daily Charges Against the Variable Account.........................30
        Investment Advisory Fee............................................31
        Portfolio Annual Expenses..........................................32
        Reduction of Charges ..............................................33
Policy Rights .............................................................33
        Loan Privileges....................................................33
        Surrender Privileges...............................................34
        Partial Surrender..................................................34
        Coverage Beyond the Maturity Date..................................35
Examination of the Policy Privilege (Free Look)............................35
        General Account....................................................36
        General Description................................................36
        The Policy.........................................................36
        General Account Value..............................................36
General Policy Provisions..................................................37
        Postponement of Payments...........................................37
        The Contract.......................................................37
        Suicide............................................................37

        Incontestability...................................................38
        Change of Owner or Beneficiary.....................................38
        Collateral Assignment..............................................38
        Misstatement of Age or Sex.........................................38
        Reports and Records ...............................................38
        Optional Insurance Benefits........................................39
Federal Tax Considerations ................................................40
        Introduction ......................................................40
        Tax Status of the Policy...........................................40
        Treatment of Policy Benefits ......................................42
        Special Rules for Pension and Profit-Sharing Plans.................44
        Possible Charge for ANLIC's Taxes..................................45
Policies Issued in Conjunction with Employee Benefit Plans.................45
Legal Developments Regarding Unisex Actuarial Tables ......................45
Voting Rights..............................................................46
Officers and Directors of ANLIC............................................47
Distribution of the Policies ..............................................48
Administration.............................................................48
Preparations for the Year 2000.............................................49
Policy Reports.............................................................49
State Regulation...........................................................49
Experts....................................................................50
Legal Matters..............................................................50
Additional Information.....................................................50


Appendix A - Illustrations
Appendix B - Automatic Rebalancing and Dollar Cost Averaging Programs Financial Statements

GLOSSARY OF DEFINED TERMS

ATTAINED AGE        The age of the Insured on the last Policy Anniversary.

BENCHMARK PREMIUM   A monthly  premium based on the original face amount and any increase made during the first sixty months that the Policy is in force. During the first sixty months that the Policy is in force, the Policy is guaranteed not to lapse provided the sum of the premiums paid equals or exceeds the sum of the scheduled Benchmark Premiums since the Policy date and any Increase date.


BENEFICIARY         The  Beneficiary  is  designated by the Owner to receive the
                    Death Benefit  proceeds.  If changed,  the Beneficiary is as
                    shown  in  the  latest  change  filed  with  ANLIC.   If  no
                    Beneficiary  survives the Insured,  the Owner or the Owner's
                    estate  will  be  the  Beneficiary.   The  interest  of  any
                    Beneficiary is subject to that of any assignee.


CASH SURRENDER      The Policy  Account  Value  minus any  applicable  surrender
 VALUE              charges, minus any outstanding indebtedness and due charges.

DEATH BENEFIT       The amount of insurance coverage provided under the selected
                    Death Benefit option of the Policy.


DEATH BENEFIT       The  proceeds  payable to the  Beneficiary  upon  receipt by
 PROCEEDS           ANLIC of  Satisfactory  Proof of Death of the Insured  while the  Policy  is in  force.  It is equal  to:  (l) the  Death
                    Benefit;   (2)  plus  additional  life  insurance   proceeds
                    provided by any  riders;  (3) minus any  Outstanding  Policy
                    Debt; (4) minus any Accrued Expense  Charges,  including the
                    Monthly Deduction for the month of the Death of the Insured.


DUE PROOF OF DEATH  One of the following:

                    (a)  A copy of a certified death certificate.

                    (b) A copy of a certified decree of a court of competent jurisdiction as to the finding of death.

                    (c) A written  statement by a medical doctor
                        who attended the insured.

                    (d) Any other proof satisfactory to ANLIC.


FACE AMOUNT         The minimum death  benefit  payable under the Policy so long as the Policy remains in force. The death benefit proceeds will be reduced by any outstanding indebtedness and any due and unpaid charges. FIXED ACCOUNT The portion of the Policy
                    Account Value allocated to our General Account.

FREE LOOK  PERIOD   The  period of time in which the Owner may cancel the Policy and receive a refund of the total  premiums  paid. The Owner may  cancel  the  Policy  within 20 days of  receipt  of the
                    Policy and free look notice,  or 45 days after completion of
                    Part  1  of  the  application,   whichever  is  later.  This
                    provision also applies in the event of an increase in coverage.

GENERAL ACCOUNT     The  assets  of ANLIC  other  than  those  allocated  to the
                    Variable Account or any other separate account.

GRACE PERIOD        The 62 days  allowed  from the  mailing of the notice of the start of the Grace Period until the date the Policy will Lapse for non payment of premium.

GUARANTEED DEATH    An  annual  premium  listed  in  the  Policy,  based  on the
 BENEFIT PREMIUM    Insured's age,  ("GDBP")  sex,  rate  class  and  amount  of insurance coverage at the time of issue. Provided GDBP is paid and the Owner does not elect to take any loans or partial surrenders, the Policy is guaranteed not to lapse before the Insured's age 65 or for ten years from the effective date of coverage, whichever is later.

INDEBTEDNESS        The sum of all unpaid  Policy loans and accrued  interest on loans.


ISSUE AGE           The Insured's age on the Policy Date.


INSURED             The person upon whose life the Policy is issued.


INVESTMENT OPTIONS  The  Fixed  Account  and the  Sub-accounts  which  invest in portfolios described in the Fund prospectuses.


LOAN VALUE          The maximum  amount  that may be borrowed  under the Policy.
                    The loan value  equals 90% of the  Policy's  Cash  Surrender
                    Value.


MATURITY DATE       The Policy Anniversary following the Insured's 95th
                    birthday.


MONTHLY ANNIVERSARY The same date in each  succeeding  month as the Policy Date.
                    For purposes of the Variable Account, whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date.


NET PREMIUM         Premium paid less the Premium Expense Charge.


OWNER               The Policy Owner as defined below.

PLANNED PERIODIC    A scheduled  premium of a level  amount at a fixed  interval
PREMIUM             over a specified period of time.

POLICY The Flexible Premium Variable Life Insurance Policy offered by ANLIC and described in this Prospectus.

POLICY ACCOUNT      The sum of the Policy's values in the  Sub-accounts  and the
VALUE               General Account.

POLICY  DATE        The date set forth in the Policy that is used to  determine
                    Policy years and Policy months. Policy anniversaries are measured from the Policy Date.

POLICY MONTH        A month beginning on the Monthly Anniversary.

POLICY OWNER        The  person  so   designated  in  the   Application   or  as
 ("OWNER")          subsequently  changed.  If  a  Policy  has  been  absolutely assigned, the assignee is the Owner. A collateral assignee is not the Owner.

PORTFOLIO           A separate  investment  portfolio  of a mutual fund in which the Variable Account assets are invested.


PREMIUM EXPENSE     A  charge  to   cover  all  premium  taxes  imposed  by  the
                    states and any CHARGE  subdivision  thereof,  which does not
                    necessarily   relate  to  the  premium   taxes  paid  for  a
                    particular Policy.


SERVICE OFFICE      The office where Policy  administration is done,  whether at
                    ANLIC or at the offices of a third party administrator, as designated by ANLIC in writing. The Service Office address is Acacia National Life Insurance Company, P.O. Box 79574,
                    Baltimore, Maryland 21279-0574.

SUB-ACCOUNT         A sub-division  of the Variable  Account.  Each  Sub-account invests exclusively in the shares of a specified Portfolio of a Fund.

SURRENDER  CHARGE   The amount deducted from the Policy Account Value upon lapse or surrender of the Policy during the first 9 years that the original Policy coverage is effective and during the first 9 years from the effective date of an increase.


TARGET PREMIUM      An annual  premium amount based upon the Face Amount and the
                    Insured's age, sex and risk class that is used to calculate surrender charges and agent compensation.


VALUATION DATE      Each regular  business day that ANLIC and the New York Stock
                    Exchange are open for business, excluding holidays, and any other day in which there is sufficient trading in the Fund's portfolio securities to materially affect the value of the assets in the Variable Account.

VALUATION PERIOD    The  period   between  two   successive   Valuation   Dates,
                    commencing at the close of business of a Valuation Date and ending at the close of business on the next succeeding
                    Valuation Date.

VARIABLE ACCOUNT    Acacia National Variable Life Insurance  Separate Account I,
                    a separate investment account established by ANLIC to receive and invest the net premiums paid under the Policy.

                     QUESTIONS AND ANSWERS ABOUT YOUR POLICY


The following summary is intended to highlight the most important features of an Allocator 2000 Policy that you should consider. You will find more detailed information in the main portion of the prospectus; cross-references are provided for your convenience. As you review this Summary, take note of the terms that appear in italics. Each italicized term is defined in the Definitions Section that begins on page 1 of this prospectus. This summary and all other parts of this prospectus are qualified in their entirety by the terms of the Allocator 2000 Policy, which is available upon request from ANLIC.

Who is the issuer of an Allocator 2000 Policy?
ANLIC is the issuer of each Allocator 2000 Policy. ANLIC enjoys a rating of A (Excellent) from A.M. Best Company, a firm that analyzes insurance carriers. A stock life insurance company organized in Virginia, ANLIC is a wholly owned subsidiary of Acacia Life Insurance Company which is, in turn, a second tier subsidiary of Ameritas Acacia Mutual Holding Company (page 8).

Why should I consider purchasing an Allocator 2000 Policy?
The primary purpose of an Allocator 2000 Policy is to provide life insurance protection on the Insured named in the Policy. This means that, so long as the Policy is in force, it will provide for:
o payment of a Death Benefit, which will never be less than the current face amount at the time of the Death of the Insured (page 19)
o  Policy loan (page 32), Partial Surrender, and Surrender features (page 34)

An Allocator 2000 Policy also includes an investment component. This means that, so long as the Policy is in force, you will be responsible for selecting the manner in which Net Premiums will be invested. Thus, the value of an Allocator 2000 Policy will reflect your investment choices over the life of the Policy.

How does the investment component of my Allocator 2000 Policy work?
ANLIC has established the Variable Account, which is separate from all other assets of ANLIC, as a vehicle to receive and invest premiums received from Allocator 2000 Policyowners. The Variable Account is divided into separate Sub-accounts. Each Sub-account invests exclusively in shares of one of the investment portfolios available through Allocator 2000. Each Policyowner may allocate Net Premiums to one or more Sub-accounts, or to the Fixed Account (which invests in ANLIC's General Account, see page36) in the initial application. These allocations may be changed, without charge, by notifying ANLIC's Service Office. The aggregate value of your interests in the Sub-accounts, the Fixed Account and any amount held in the General Account to secure Policy debt will represent the Policy Account Value of your Allocator 2000 Policy (page 36).

What investment options are available through the Allocator 2000 Policy?
The Investment Options available through Allocator 2000 include 19 investment Portfolios, each of which is a separate series of a mutual fund from: The Alger American Fund; Calvert Variable Series, Inc.; Dreyfus Stock Index Fund; Neuberger&Berman Advisers Management Trust; Oppenheimer Variable Account Funds; Strong Variable Insurance Funds, Inc.; and Van Eck Worldwide Insurance Trust. These Portfolios are:

Alger American Growth Portfolio Alger American MidCap Growth Portfolio Alger American Small Capitalization Portfolio Calvert Social Money Market Portfolio Calvert Social Small Cap Growth Portfolio Calvert Social Mid Cap Growth Portfolio Calvert Social International Equity Portfolio Calvert Social Balanced Portfolio Dreyfus Stock Index Fund
Neuberger&Berman  Advisers  Management  Trust Limited  Maturity Bond  Portfolio
Neuberger&Berman  Advisers   Management  Trust  Growth  Portfolio   Oppenheimer
Aggressive Growth Fund Oppenheimer Growth Fund Oppenheimer Growth & Income Fund Oppenheimer High Income Fund Oppenheimer Strategic Bond Fund Strong International Stock Fund II Strong Discovery Fund II Van Eck Worldwide Hard Assets Fund


Details about the investment objectives and policies of each of the available investment Portfolios, including management fees and expenses, appear beginning on page 9 of this prospectus. Each Portfolio holds its assets separately from the assets of the other Portfolios. In addition to the listed Portfolios, Policyowners may also elect to allocate Net Premiums to the Fixed Account which is available in most states.
(page 36).

How does the life insurance component of an Allocator 2000 Policy work?
An Allocator 2000 Policy provides for the payment of a minimum Death Benefit upon the death of the Insured. The amount of the minimum Death Benefit is chosen by you at the time your Allocator 2000 Policy is established. However, Death Benefit Proceeds -- the actual amount that will be paid after ANLIC receives Due Proof of Death -- may vary over the life of your Allocator 2000 Policy, depending on which of the two available coverage options you select.

If you choose Option A, the Death Benefit payable under your Allocator 2000 Policy will be the current face amount of your Allocator 2000 Policy or the applicable percentage of Policy Account Value, whichever is greater. (See, Applicable Percentage Table, page 19). If you choose Option B, the Death Benefit payable under your Allocator 2000 Policy will be the current face amount of your Allocator 2000 Policy plus the Policy Account Value of your Allocator 2000 Policy, or if it is higher, the applicable percentage of the Policy Account Value on the date of death. In either case, the applicable percentage is established based on the Attained Age at the death of the Insured.

Are there any risks involved in owning an Allocator 2000 Policy?
Yes. Over the life of your Allocator 2000 Policy, the Sub-accounts to which you allocate your premiums will fluctuate with changes in the stock market and overall economic factors. These fluctuations will be reflected in the Policy Account Value of your Allocator 2000 Policy and may result in loss of principal. For this reason, the purchase of an Allocator 2000 Policy may not be suitable for all individuals. It may not be advantageous to purchase an Allocator 2000 Policy to replace or augment your existing insurance arrangements. Appendix A includes tables illustrating the impact that hypothetical market returns would have on Policy Account Values under an Allocator 2000 Policy.

What is the premium that must be paid to keep an Allocator 2000 Policy in force? Like a traditional life insurance policy, an Allocator 2000 Policy requires the payment of premiums in order to keep the Policy in force. You will be asked to establish a payment schedule before your Allocator 2000 Policy becomes effective.

The distinction between a traditional life policy and an Allocator 2000 Policy is an Allocator 2000 Policy will not lapse simply because premium payments are not made according to that payment schedule. However, an Allocator 2000 Policy will lapse, even if scheduled premium payments are made, if the Cash Surrender Value of your Allocator 2000 Policy falls below zero or premiums paid do not, in the aggregate, equal the premium necessary to satisfy the Benchmark Premium (page 25) or the Guaranteed Death Benefit requirements (page 25).

How are premiums paid, processed and credited to me?
Your Allocator 2000 Policy will be issued after a completed application is accepted, and the initial premium payment is received, by ANLIC at its Administrative Office. ANLIC has contracted with Financial Administrative Services, Inc. ("FAS"), having its principal place of business at 1290 Silas Deane Highway, Wethersfield, Connecticut for it to provide ANLIC with certain administrative services for the Flexible Premium Variable Life Policies.

On the Policy Date or when the initial premium is received whichever is later, your initial Net Premium will be allocated to the Money Market Sub-account. After a fifteen day period, the Policy Account Value of the Policy will be allocated among the Investment Options according to the instructions in your application. You have the right to examine your Allocator 2000 Policy and return it for a refund for a limited time, even after the Policy Date. (See, Free Look Period, page 35).

ANLIC will send premium payment notices to you according to any schedule you select. You may make subsequent premium payments according to the Premium schedule you select, although you are not required to do so. When ANLIC receives your Premium Payment at its Service Office, the Net Premium will be allocated to the Investment Options according to your selections (page 26).

As already noted, Allocator 2000 provides you considerable flexibility in determining the frequency and amount of premium payments. This flexibility is not, however, unlimited. You should keep certain factors in mind in determining the payment schedule that is best suited to your needs. These include the amount of the Benchmark Premium and/or Guaranteed Death Benefit Premium requirement needed to keep your Allocator 2000 Policy in force (page 25 ); maximum premium limitations established under the Federal tax laws (page 40); and the impact that reduced Premium Payments may have on the Cash Surrender Value of your Allocator 2000 Policy (page 34).

Is the Policy Account Value of my Allocator 2000 Policy available without Surrender Charges? Yes, you may obtain a loan, secured by the Policy Account Value of your Allocator 2000 Policy equal to 90% of the Cash Surrender Value. The Owner may obtain Policy loans at any time the Policy has Loan Value. The minimum loan request ANLIC allows is $1,000. There is an interest rate of 6.45% per year charged for loans when the Policy Account Value is less than the cumulative premiums paid. Otherwise, after the fifth Policy year the loan rate charged will be 4.5% per year for the amount of the loan that equals or is less than the amount that the Policy Account Value exceeds cumulative premiums paid. The interest is due and payable at the end of each Policy Month. Loans and interest may be repaid at any time prior to the Maturity Date. Loans may be taxable transactions (page 33).

What are the charges associated with ownership of an Allocator 2000 Policy?

Surrender Charge - Because ANLIC incurs expenses immediately upon the issuance of an Allocator 2000 Policy that are recovered over a period of years, an Allocator 2000 Policy that is Surrendered or lapses on or before its 9th Policy Anniversary is subject to a Surrender Charge. Additional Surrender Charges may apply if you increase the Face Amount of your Allocator 2000 Policy. Because the Surrender Charge may be significant upon early surrender, you should purchase an Allocator 2000 Policy only if you intend to maintain your Allocator 2000 Policy for a substantial period. (See, Surrender Charge, page 29). Partial Surrender Charge - During the Surrender Charge period for the Policy and any increase in Face Amount, there will be a charge for a partial surrender equal to 8% of the amount withdrawn or $25, whichever is greater.
Premium Expense Charge - Certain states impose premium and other taxes in connection with insurance policies such as Allocator 2000. ANLIC deducts 2.25% of each premium to cover these charges.
Cost of Insurance - Charges will be deducted monthly against the Policy Account Value to cover the Cost of Insurance under the Policy. Cost of insurance rates are based on the Insured's sex, Issue Age, policy duration, Face Amount, and rate class. (See, Policy Account Value Charges, page 29).
Administrative Expense Charge - Charges are deducted to compensate ANLIC for administering each individual Allocator 2000 Policy. These charges equal $27 per month for the first Policy year and $8 each month thereafter.
Mortality and Expense Risk Charge - As compensation for mortality and expense risks assumed in connection with the Policy, ANLIC will deduct a daily Mortality and Expense Risk Charge from the value of the net assets of the Variable Account. For the first 15 years of your Policy, this charge is at the rate of 0.90% annually. Beginning in the 16th Policy year, this charge is reduced by 0.05% annually until it reaches 0.45% annually in Policy year 24; the rate remains level thereafter. No mortality and expense risk charges will be deducted from the amounts in the Fixed Account. (See, Daily Charges Against the Variable Account, page 30).
Investment Advisory Fee - Policyowners who choose to allocate Net Premiums to one or more of the Sub-accounts will also bear a pro rata share of the investment advisory fee paid by each of the investment portfolios in which the various Sub-accounts invest. No such fees are assessed against Net
Premiums allocated to the Fixed Account (page 30).


When does my Allocator 2000 Policy  terminate?
You may terminate your Allocator 2000 Policy by surrendering the Policy while the Insured is alive for its Cash Surrender Value (page 34). As noted above, your Allocator 2000 Policy will terminate if you fail to pay required premiums or maintain sufficient Policy Account Value to cover Policy Lapse charges (page
28).

Who can I contact for more information concerning the Allocator 2000 Policy?
You can contact your Registered Representative or you can write to us at our Service Office, Acacia National Life Insurance Company, P.O. Box 79574, Baltimore, MD 21279-0574 or telephone 1-800-369-9407.

ACACIA NATIONAL LIFE INSURANCE COMPANY AND THE VARIABLE ACCOUNT

ACACIA NATIONAL LIFE INSURANCE COMPANY


 ANLIC is a stock life insurance company incorporated in the Commonwealth of Virginia on December 9, 1974. ANLIC is principally engaged in offering life insurance policies and annuity contracts. ANLIC is admitted to do business in 46 states and the District of Columbia. ANLIC is a wholly owned subsidiary of Acacia Life Insurance Company ("Acacia Life"), a District of Columbia stock company. The principal offices of both ANLIC and Acacia Life are at 7315 Wisconsin Avenue, Bethesda, Maryland 20814. While ANLIC is a wholly-owned subsidiary of Acacia Life, the assets of Acacia Life do not support the obligations of ANLIC under the Policy. A number of the directors and officers of ANLIC are also either directors or officers or both of Acacia Life. Acacia Life's employees perform certain administrative functions for ANLIC for which Acacia Life is reimbursed. Acacia Life is in turn a second tier subsidiary of Ameritas Acacia Mutual Holding Corporation ("Ameritas/Acacia"), a Nebraska mutual holding corporation.

 On January 1, 1999, Ameritas Mutual Holding Corporation ("Ameritas Mutual"), a Nebraska mutual holding corporation and Acacia Mutual Holding Corporation ("Acacia Mutual"), a District of Columbia mutual holding corporation merged and became Ameritas Acacia Mutual Holding Company ("Ameritas Acacia") a Nebraska mutual holding corporation. Both Ameritas Acacia and Ameritas Holding Company, an intermediate holding company are organized under the Nebraska Mutual Insurance Holding Company Act. Acacia Life Insurance Company, a subsidiary of Ameritas Holding Company, is regulated by the District of Columbia Insurance Department. Prior to the Merger, Ameritas Mutual and its subsidiaries had total assets at December 31, 1997 of over $3.4 billion and Acacia Life and its subsidiaries had total assets as of December 31, 1997 of over $2.3 billion.
The combined group has total assets of over $5.7 billion.

 Acacia Life also owns all of the outstanding stock of the Acacia Financial Corporation, a holding company, which owns all of the stock of the Calvert Group, Ltd. ("Calvert"), which in turn owns The Advisors Group, Inc. and Calvert Asset Management Company, Inc., the investment adviser of Calvert Variable Series, Inc., a series of Funds available under the Policies. The Advisors Group, Inc. is the principal underwriter for the Policies described in this Prospectus. The Advisors Group, Inc. sells shares of other mutual funds and other securities, and may also sell variable annuity or variable life policies of other issuers.



The Variable Account

 Acacia National Variable Life Insurance Separate Account I ("Variable Account") was established by ANLIC as a separate account on January 31, 1995. The Variable Account will receive and invest the net premiums paid under this Policy. Net premiums placed in the Variable Account constitute certain reserves for benefits payable under the Policies, and these are actuarial reserves for future benefits payable under the Policies. In addition, the Variable Account may receive and invest net premiums for other flexible premium variable life insurance policies issued by ANLIC.

 Although the assets of the Variable Account are the property of ANLIC, the Code of Virginia under which the Variable Account was established provides that the assets in the Variable Account attributable to the Policies are generally not chargeable with liabilities arising out of any other business which ANLIC may conduct. The assets of the Variable Account shall, however, be available to cover the liabilities of the General Account of ANLIC to the extent that the Variable Account's assets exceed its liabilities arising under the Policies supported by it. Thus while Owners neither hold legal title to, nor have any beneficial ownership interest in Separate Account assets, because the assets are legally segregated from other assets of ANLIC subject to the claims of creditors, Owners have preferential rights to the ANLIC Variable Account assets.

 The Variable Account is currently divided into nineteen Sub-accounts. Each Sub-account invests exclusively in shares of a single Portfolio of a Fund. Income and both realized and unrealized gains or losses from the assets of each Sub-account of the Variable Account are credited to or charged against that Sub-account without regard to income, gains or losses from any other Sub-account of the Variable Account or arising out of any other business ANLIC may conduct. Each Sub-account reinvests all dividends and income and capital gain distributions declared by the Portfolio.

 The Variable Account has been registered as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"). Registration with the Securities and Exchange Commission ("SEC") does not involve supervision of the management or investment practices or policies of the Variable Account or ANLIC by the SEC.


                                 THE PORTFOLIOS

 The investment objectives of each of the Portfolios are summarized below. There is no assurance that any of the Portfolios will achieve its stated objective. More detailed information about the Portfolios, including a description of the risks may be found in the Prospectus for each of the Portfolios which must accompany or precede this Prospectus. In addition, the Variable Account purchases shares of each Portfolio subject to the terms Participation Agreements between ANLIC and the Funds. A copy of the Agreements have been filed as Exhibits to the Registration Statement for the Variable Account. Each of the Funds has or may have additional Portfolios that are not available to the Variable Account.


THE ALGER AMERICAN FUND

 The Variable Account has three Sub-accounts that invest exclusively in shares of the Alger American Fund. The Large Cap Growth Sub-account, the Mid Cap Growth Sub-account and the Small Cap Growth Sub-account invest in the Alger American Growth Portfolio, the Alger American MidCap Growth Portfolio, and the Alger American Small Capitalization Portfolio, respectively of the Alger American Fund.

 The Alger American Growth Portfolio seeks to provide long-term capital appreciation by investing in equity securities, such as common or preferred stocks, or securities convertible into or exchangeable for equity securities, including warrants and rights, primarily of companies with total market capitalization of $1 billion or greater. The Portfolio may invest up to 35% of its total assets in equity securities of companies that, at the time of purchase, have total market capitalization of less than $1 billion and in excess of that amount (up to 100% of its assets) during temporary defensive periods. The Portfolio will invest primarily in companies whose securities are traded on domestic stock exchanges or in the over-the-counter market. These companies may still be in the developmental stage, may be older companies that appear to be entering a new stage of growth progress owing to factors such as management changes or development of new technology, products, or markets or may be companies providing products or services with a high unit volume growth rate. In order to afford the Portfolio the flexibility to take advantage of new opportunities for investments in accordance with its investment objective, it may hold up to 15% of its net assets in money market instruments and repurchase agreements, and in excess of that amount (up to 100% of its assets) during temporary defensive periods. This amount may be higher than that maintained by other funds with similar investment objectives.

 The Alger American MidCap Growth Portfolio seeks to provide long-term capital appreciation by investing in equity securities, such as common or preferred stocks, or securities convertible into or exchangeable for equity securities, including warrants and rights. Except during temporary defensive periods, the Portfolio invests at least 65% of its total assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization within the range of companies included in the S&P MidCap 400 Index, updated quarterly. The S&P MidCap 400 Index is designed to track the performance of medium capitalization companies. The Portfolio may invest up to 35% of its total assets in equity securities of companies that, at the time of purchase, have total market capitalization outside the range of companies included in the S&P MidCap 400 Index and in excess of that amount (up to 100% of its assets) during temporary defensive periods. This amount may be higher than that maintained by other funds with similar investment objectives.

 The Alger American Small Capitalization Portfolio seeks to provide long-term capital appreciation by investing in equity securities, such as common or preferred stocks, or securities convertible into or exchangeable for equity securities, including warrants and rights. The Portfolio will invest in companies whose securities are traded on domestic stock exchanges or in the over-the-counter market. These companies may still be in the developmental stage, maybe older companies that appear to be entering a new stage of growth progress owing to factors such as management changes or development of new technology, products, or markets or may be companies providing products or services with a high unit volume growth rate. Except during temporary defensive periods, the Portfolio invests at least 65% of its total assets in equity securities of companies that, at the time of purchase, have "total market capitalization" within the range of companies included in the Russell 2000 Growth Index, updated quarterly. The Russell 2000 Growth Index is designed to track the performance of small capitalization companies. The Portfolio may invest up to 35% of its total assets in equity securities of companies that, at the time of purchase, have total market capitalization outside the range of companies included in the Russell 2000 Growth Index and in excess of that amount (up to 100% of its assets) during temporary defensive periods. This amount may be higher than that maintained by other funds with similar investment objectives.

 Alger Management, Inc. serves as investment manager to the Alger American Fund.


CALVERT VARIABLE SERIES, INC.

 The Variable Account has five Sub-accounts that invest exclusively in shares of Calvert Variable Series, Inc.. The Social Money Market Sub-account, Social Strategic Growth, the Social Managed Growth, Social Global and the Social Balanced Sub-account of the Variable Account invest in shares of the Calvert Social Money Market Portfolio, the Calvert Social Small Cap Growth Portfolio, Calvert Social Mid Cap Growth Portfolio, Calvert Social International Equity Portfolio, and the Calvert Social Balanced Portfolio, respectively, of Calvert Variable Series, Inc.. Calvert Variable Series, Inc. is one of eight registered investment companies in the Calvert Group, Ltd. ("Calvert"). Calvert is a second tier wholly-owned subsidiary of Acacia Life. ANLIC, which is offering the Policy is also a wholly owned subsidiary of Acacia Life. The Fund has a number of Portfolios or classes of shares, each of which represents an interest in a Portfolio of the Fund. Calvert is the sponsor of the Fund.

 These Portfolios seek to achieve competitive returns while encouraging responsible corporate conduct. The Portfolios look for enterprises that make a significant contribution to society through their products and the way they do business. Each proposed portfolio investment that is deemed financially viable is then screened according to the stated social criteria of the particular Portfolio. Investments must, in the judgment of the investment adviser, be consistent with these criteria. It should be noted that the Portfolios' social criteria tend to limit the availability of investment opportunities more than is customary with other investment portfolios. (See the individual Portfolio Prospectuses for a complete description of each social screen).

 The Calvert Social Money Market Portfolio ("CS Money Market") seeks to provide the highest level of current income, consistent with liquidity, safety and security of capital, by investing in money market instruments, including repurchase agreements with recognized securities dealers and banks secured by such instruments, selected in accordance with the Portfolios' investment and social criteria. CS Money Market attempts to maintain a constant net asset value of $1.00 per share. There can be no assurance that the Portfolio will maintain a constant net asset value of $1.00 per share. An investment in the Portfolio is neither insured nor guaranteed by the United States government.

 Calvert Social Small Cap Growth Portfolio ("CS Small Cap") seeks, with a concern for social impact, to achieve long-term capital appreciation by investing primarily in the equity securities of small companies publicly traded in the United States. In seeking capital appreciation, the Portfolio invests primarily in equity securities of small capitalized growth companies that have historically exhibited exceptional growth characteristics and that in the investment advisor's opinion have strong earnings potential relative to the U.S. market as a whole.

 CS Small Cap may invest up to 35% of its assets in debt securities, excluding money market instruments. These debt securities may consist of investment-grade and non-investment grade obligations. The latter are commonly referred to as "junk bonds." Investments in such securities involve special risks in addition to the risks associated with investments in higher rated debt securities and Owners should consider the risks associated with junk bonds before investing in the Sub-account. These risks are described in the Prospectus of the Portfolio.

 Calvert Social Mid Cap Growth Portfolio ("CS Mid Cap") seeks to provide long-term capital appreciation by investing primarily in a nondiversified portfolio of the equity securities of small to mid-sized companies that are undervalued but demonstrate a potential for growth.

 CS Mid Cap Portfolio may also invest in debt securities and may invest up to 5% of its assets in non-investment grade securities and up to 25% of its assets in foreign securities. Investments in such securities involve special risks and Policy Owners should consider the risks associated with foreign securities and junk bonds before investing in the Sub-account. These risks are described in the Prospectus of the Portfolio.

 Calvert Social International Equity Portfolio ("CS International") seeks to provide a high return consistent with reasonable risk by investing primarily in a globally diversified portfolio of equity securities. The Portfolio seeks total return through a globally diversified investment portfolio.

 Under normal circumstances, CS International will invest at least 65% of its assets in the securities of issuers in no less than three countries, other than the United States. As an operating policy, the Portfolio will limit its investment in securities of U.S. issuers to 5% of its net assets. CS International may also purchase unrated debt securities and may invest up to 5% of its assets in non-investment grade bonds. Investments in such securities involve special risks and Policy Owners should consider the risks associated with foreign securities and junk bonds before investing in the Sub-account. These risks are described in the Prospectus of the Portfolio.

 Calvert Social Balanced Growth Portfolio ("CS Balanced") seeks to achieve a total return above the rate of inflation through an actively managed portfolio of stocks, bonds and money market instruments (including repurchase agreements secured by such instruments) selected with a concern for the investment and social impact of each investment.

 CS Balanced may invest up to 20% of its assets in non-investment grade obligations commonly referred to as "junk bonds." Investments in such securities involve special risks in addition to the risks associated with investments in higher rated debt securities and Owners should consider the risks associated with junk bonds before investing in the Sub-account. These risks are described in the Prospectus of the Portfolio.

 Calvert Asset Management Company, Inc. ("CAM") is the investment adviser to all the Portfolios of Calvert Variable Series, Inc. CAM is a wholly owned subsidiary of Calvert which is in turn a second tier wholly owned subsidiary of Acacia Life. Pursuant to its investment advisory agreement, CAM manages the investment and reinvestment of the assets of each Portfolio and is responsible for the overall business affairs of each Portfolio. Calvert Administrative Services, an affiliate of CAM, has been retained to provide administrative services and is entitled to receive a fee from each of the Portfolios of a percentage of net assets per year.

 On behalf of CS International, CAM has entered into a subadvisory agreement with Murray Johnstone International, Ltd. ("Murray Johnstone") of Glasgow, Scotland, which has its principal U.S. office in Chicago, Illinois, and is a wholly-owned subsidiary of United Asset Management Company. Murray Johnstone manages the investment and reinvestment of assets of CS International, although the Advisor may manage part of CS International's cash reserves required for liquidity purposes.

 On behalf of CS Balanced, CAM has entered into a subadvisory agreement with United States Trust Company of Boston, a Massachusetts chartered commercial bank with full trust powers. On behalf of CS Small Cap, CAM has entered into a subadvisory agreement with Awad Associates of New York. The subadvisers manage the investment and reinvestment of the assets of the Portfolio, although CAM may screen potential investments for compatibility with the Portfolio's social criteria. CAM continuously monitors and evaluates the performance of the subadvisers.


DREYFUS STOCK INDEX FUND

 The S&P 500 Index Sub-account of the Variable Account invests exclusively in shares of the Dreyfus Stock Index Fund.

 Dreyfus Stock Index Fund has as an investment objective to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 composite Price Index which is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. Standard & Poor's Corporation chooses the stocks to be included in the Index solely on a statistical basis. The Portfolio attempts to be fully invested at all times in the stocks that comprise the Index and stock index futures as described below and, in any event, at least 80% of the Portfolio's net assets will be so invested. Inclusion of a stock in the Index in no way implies an opinion by Standard & Poor's Corporation as to its attractiveness as an investment. The Portfolio uses the Index as the standard performance comparison because it represents approximately 70% of the total market value of all common stocks and is well known to investors. An investment in the Portfolio involves risks similar to those of investing in common stocks.

 The investment manager of Dreyfus Stock Index Fund is Dreyfus Corporation ("Dreyfus"), a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation, a publicly owned multibank holding company.


Neuberger&Berman ADVISERS MANAGEMENT TRUST

 The Variable Account has two Sub-Accounts that invest exclusively in shares of Portfolios of the Neuberger&Berman Advisers Management Trust ("AMT").

 The Income and Growth Sub-accounts of the Variable Account invest in shares of the Limited Maturity Bond Portfolio and Growth Portfolio, respectively, of AMT.

 The Neuberger&Berman Limited Maturity Bond Portfolio. The investment objective of the Limited Maturity Bond Portfolio is to provide the highest current income consistent with low risk to principal and liquidity; and secondarily, total return. Neuberger&Berman Limited Maturity Bond invests in a diversified portfolio of fixed and variable rate debt securities and seeks to increase income and preserve or enhance total return by actively managing average portfolio maturity in light of market conditions and trends.

 The Neuberger&Berman Limited Maturity Bond Portfolio invests in a diversified portfolio of short-to-intermediate-term U.S. Government and Agency securities and debt securities issued by financial institutions, corporations, and others, of at least investment grade. These securities include mortgage-backed and asset-backed securities, repurchase agreements with respect to U.S. Government and Agency securities, and foreign investments. Neuberger&Berman Limited Maturity Bond Portfolio may invest up to 5% of its net assets in municipal securities when the portfolio manager believes such securities may outperform other available issues. The Portfolio may purchase and sell covered call and put options, interest-rate futures contracts, and options on those futures contracts and may engage in lending portfolio securities. The Portfolio's dollar-weighted average portfolio maturity may range up to five years.

 The Neuberger&Berman Growth Portfolio seeks capital appreciation, without regard to income. Neuberger&Berman Growth Portfolio invests in securities believed to have the maximum potential for long-term capital appreciation. It does not seek to invest in securities that pay dividends or interest, and any such income is incidental. The Portfolio expects to be almost fully invested in common stocks, often of companies that may be temporarily out of favor in the market. The Portfolios' aggressive growth investment program involves greater risks and share price volatility than programs that invest in more conservative securities. Moreover, the Portfolio does not follow a policy of active trading for short-term profits. Accordingly, the Portfolio may be more appropriate for investors with a longer-range perspective. While the Portfolio uses the AMT value-oriented investment approach, when the portfolio manager believes that particular securities have greater potential for long-term capital appreciation, the Portfolio may purchase such securities at prices with higher multiples to measures of economic value (such as earnings). In addition, the Portfolio focuses on companies with strong balance sheets and reasonable valuations relative to their growth rates. It also diversifies its investments into many companies and industries.

The investment adviser for the Limited Maturity Bond and Growth Portfolios of AMT is Neuberger&Berman Management Incorporated ("NB Management"). NB Management retains Neuberger&Berman, L.P., without cost to AMT, as subadviser to furnish it with investment recommendations and research information. NB Management provides investment management services to each Portfolio that include, among other things, making and implementing investment decisions and providing facilities and personnel necessary to operate the Portfolio. NB Management provides administrative services to each Portfolio that include furnishing similar facilities and personnel for the Portfolio. With the Portfolio's consent, NB Management is authorized to subcontract some of its responsibilities under its administration agreement with the Portfolio to third parties.

OPPENHEIMER VARIABLE ACCOUNT FUNDS

 The Variable Account has five Sub-accounts that invest exclusively in shares of Portfolios of the Oppenheimer Variable Account Funds ( the "Oppenheimer Funds"). The Aggressive Growth, Large Cap Growth, Balanced, High Income, and Strategic Bond Sub-accounts of the Variable Account invest in shares of the Aggressive Growth Fund, Growth Fund, Growth & Income Fund, High Income Fund and Managed Income Fund respectively, of the Oppenheimer Funds. The Oppenheimer Funds are managed by Oppenheimer Funds, Inc. ("the Manager"), which is responsible for selecting the Oppenheimer Funds' investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Trustees, under investment advisory agreements for each Oppenheimer Fund which state the Manager's responsibilities.

 Oppenheimer Aggressive Growth Fund ("Aggressive Growth Fund") seeks to achieve capital appreciation by investing in "growth-type" companies. Such companies are believed to have relatively favorable long-term prospects for increasing demand for their goods or services, or to be developing new products, services or markets, and normally retain a relatively larger portion of their earnings for research, development and investment in capital assets.

 Oppenheimer Growth Fund ("Growth Fund") seeks to achieve capital appreciation by investing in "growth-type" companies. Growth Fund will emphasize investments in securities of well-known and established companies. Such securities generally have a history of earnings and dividends and are issued by seasoned companies.

 Oppenheimer Growth & Income Fund ("Growth & Income Fund") seeks a high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities. Its equity investments will include common stocks, preferred stocks, convertible securities and warrants. Its debt securities will include bonds, participation interests, asset-backed securities, private-label mortgage-backed securities and collateralized mortgage obligations, zero coupon securities and U.S. obligations. From time to time the Growth & Income Fund may focus on small to medium capitalization issuers, the securities of which may be subject to greater price volatility than those of larger capitalized issuers.

 The composition of the Growth & Income Fund's Portfolio among equity and fixed-income investments will vary from time to time based upon the Manager's evaluation of economic and market trends and perceived relative total anticipated return from such types of investments. Accordingly, there is neither a minimum nor a maximum percentage of the Growth & Income Fund's Assets that may, at any given time, be invested in either type of investment.

 Oppenheimer High Income Fund ("High Income Fund") seeks a high level of current income from investment in high yield fixed-income securities (including long-term debt and preferred stock issues, including convertible securities) believed by the Manager not to involve undue risk. High Income Fund's investment policy is to assume certain risks in seeking high yield including securities in the lower rating categories, commonly known as "junk bonds", which are subject to a greater risk of loss of principal and nonpayment of interest than higher rated securities. These securities may be considered to be speculative. Investments in such securities involve special risks in addition to the risks associated with investments in higher rated debt securities and Owners should consider the risks associated with junk bonds before investing in the Sub-account. These risks are described in the Prospectus of the Portfolio.

 Oppenheimer Strategic Bond Fund ("Strategic Bond Fund') seeks a high level of current income by investing primarily in a diversified portfolio of high yield fixed-income securities. Such income is principally derived from interest on debt securities and the Fund seeks to enhance such income by writing covered call options on debt securities. The Fund intends to invest principally in (I) foreign government and corporate debt securities (ii) U.S. Government securities, and (iii) lower-rated high yield domestic debt securities, commonly known as "junk bonds", which are subject to a greater risk of loss of principal and nonpayment of interest than higher-rated securities. Investments in such securities involve special risks and Policy Owners should consider the risks associated with foreign securities and junk bonds before investing in the Sub-account. These risks are described in the Prospectus of the Portfolio. Under normal circumstances, the Fund's assets will be invested in each of these three sectors. However, Strategic Bond Fund may from time to time invest up to 100% of its total assets in any one sector if, in the judgment of the Manager, the Fund has the opportunity of seeking a high level of current income without undue risk to principal.


STRONG VARIABLE INSURANCE FUNDS, INC.


 The Variable Account has two Sub-account that invests exclusively in shares of Portfolios of the Strong Variable Insurance Funds, Inc. The International Growth Sub-account of the Variable Account invests in shares of the Strong
International Stock Fund II, and the Aggressive Growth Sub-account of the Variable Account invests exclusively in shares of the Strong Discovery Fund II of Strong Variable Insurance Funds, Inc. ("Strong Funds").


 Strong International Stock Fund II seeks capital growth. The Portfolio invests primarily in the equity securities of issuers located outside the United States. The Portfolio will invest at least 65% of its total assets in foreign equity securities, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds, that are issued by companies whose principal headquarters are located outside the United States.

 Under normal conditions, the Portfolio expects to invest at least 90% of its total assets in foreign equity securities. The Portfolio may, however, invest up to 35% of its total assets in equity securities of U.S. issuers or debt obligations, including intermediate to long-term debt obligations of U.S. issuers or foreign-government entities. When the investment advisor determines that market conditions warrant a temporary defensive position, the Portfolio may invest without limitation in cash (U.S. dollars, foreign currencies, or multi currency units) and short-term fixed income securities. Although the debt obligations in which it invests will be primarily investment-grade, the Portfolio may invest up to 5% of its total assets in non-investment-grade debt obligations. Investments in such securities involve special risks and Policy
Owners should consider the risks associated with foreign securities and junk bonds before investing in the Sub-account. These risks are described in the Prospectus of the Portfolio.

 The Portfolio will normally invest in securities of issuers located in at least three different countries. The investment advisor expects that the majority of the Portfolio's investments will be in issuers in the following markets:
Argentina, Australia, Brazil, Chile, Cambodia, the Czech Republic, France, Germany, Hong Kong, Hungary, India, Indonesia, Italy, Japan, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Peru, the Philippines, Poland, Russia, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, the United Kingdom, and Vietnam. The Portfolio will also invest in other European, Pacific Rim, and Latin American markets.

 Strong Discovery Fund II seeks capital growth. The Portfolio invests in securities that the investment advisor believes represent growth opportunities. The Portfolio normally emphasizes equity securities, although it has the flexibility to invest in any type of security that the Advisor believes has the potential for capital appreciation. The Portfolio may invest up to 100% of its total assets in equity securities, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds. The Portfolio may also invest up to 100% of its total assets in debt obligations, including intermediate to long-term corporate or U.S. government debt securities. When the Advisor determines that market conditions warrant a temporary defensive position, the Portfolio may invest, without limitation, in cash and short-term fixed income securities. Although the debt obligations in which it invests will be primarily investment-grade, the Portfolio may invest up to 5% of its total assets in non-investment-grade debt obligations. Investments in which securities involve special risks in addition to the risks associated with investments in higher rated debt securities and Owners should consider the risks associated with junk bonds before investing in the Sub-account. These risks are described in the Prospectus of the Portfolio.

 The Portfolio may invest up to 15% of its total assets directly in the securities of foreign issuers. It may also invest without limitation in foreign securities in domestic markets through depositary receipts. However, as a matter of policy, the Advisor intends to limit total foreign exposure, including both direct investments and depositary receipts, to no more than 25% of the Fund's total assets. Owners should consider the risks associated with foreign securities before investing in the Sub-account. These risks are described in the Prospectus of the Portfolio.

 The  investment  advisor  seeks  to  uncover  emerging  investment  trends  and attractive growth opportunities. In its search for potential investments, the investment advisor attempts to identify companies that are poised for accelerated earnings growth due to innovative products or services, new management, or favorable economic or market cycles. These companies may be small, unseasoned firms in the early stages of development, or they may be mature organizations. Whatever their size, history, or industry, the Advisor believes their potential earnings growth is not yet reflected in their market value and that, over time, the market prices of these securities will move higher.


 Strong Capital Management, Inc. is the investment advisor for the Strong Variable Insurance Funds, Inc. and, pursuant to its investment advisory agreements, manages the investment and reinvestment of the assets of both Portfolios, and is responsible for their overall business affairs.



VAN ECK WORLDWIDE HARD ASSETS FUND

 The Hard Assets/Metals Sub-account of the Variable Account invests exclusively in shares of the Van Eck Worldwide Hard Assets Fund.

 Van Eck Worldwide Hard Assets Fund seeks long-term capital appreciation by investing globally, primarily in "Hard Assets" securities. Income is a secondary consideration. The fund must invest at least 25% of its assets in companies that are directly or indirectly (whether through supplier relationships, servicing agreements or otherwise) engaged to a significant extent in the exploration, development, production or distribution of one or more of the following sectors:
(I) precious  metals,  (ii) ferrous and non-ferrous  metals,  (iii) oil and gas,
(iv) forest  products,  (v) real estate,  and (vi) other basic  non-agricultural commodities (together referred to as "Hard Assets"). This policy is a fundamental policy, which can not be changed without the vote of shareholders. As an additional but non-fundamental policy, the Portfolio would be able to invest up to 50% of its assets in any one of the above sectors.

        The production and marketing of Hard Assets may be affected by actions and changes in government. In addition, Hard Assets and securities of Hard Assets companies may be cyclical in nature. During periods of economic or financial instability, the securities of some Hard Assets companies may be subject to broad price fluctuations, reflecting volatility of energy and basic materials prices and possible instability of supply of various Hard Assets. In addition, some Hard Assets companies may also be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of hazards associated with natural resources, such as fire, drought, increased regulatory and environmental costs, and others.
Securities of Hard Assets companies may also experience greater price fluctuations than the relevant Hard Assets. In periods of rising Hard Assets prices, such securities may rise at a faster rate, and conversely, in times of falling Hard Assets prices, such securities may suffer a greater price decline. Policy Owners should consider the risks associated with foreign securities before investing in the Sub-account. These risks are described in the Prospectus of the Portfolio.

        The investment adviser for the Van Eck Worldwide Hard Assets Fund is Van Eck Associates Corporation.


INVESTMENT ADVISORY FEES

 ALGER. Alger Management, Inc. ("Alger Management") serves as investment adviser to the Alger American Fund. It receives a management fee of .75% of the annual value of the Alger American Growth Portfolio's average daily net assets. Alger American Mid Cap Growth Portfolio pays Alger Management a fee of .80% of the annual value of the Portfolio's average daily net assets. Alger American Small Capitalization Portfolio pays Alger Management a fee at an annual rate of .85% of the value of the Portfolio's average daily net assets.

 CALVERT. For its services, CAM is entitled to receive a fee based on a percentage of the average daily net assets of each of the Portfolios. CAM is currently entitled to receive a maximum fee of .50% of net assets from CS Money Market Portfolio, 80% CS Mid Cap, 1.00% the CS International .70% of net assets of CS Balanced and .90% of net assets of CS Small Cap Growth Portfolio.

 DREYFUS. Pursuant to the terms of an investment management agreement, the Dreyfus Stock Index Fund pays Dreyfus a monthly fee at the annual rate of .245 of 1.00% of the value of the Portfolio's average daily net assets.

 Neuberger&Berman.  For  combined   administrative  and  investment  management
services, N B Management is paid fees as a percentage of the average daily net assets based upon the following schedules:

Limited Maturity Bond Portfolio:           Growth Portfolio:

   Average Daily Net Assets        Fee     Average Daily Net Assets        Fee
   -----------------------         ----    --------------------------      ----
   First $500 million               .65%    First $250 million             .85%

   Next $500 million               .615%    Next $250 million             .825%

   Next $500 million                .60%    Next $500 million              .75%

   Next $500 million               .575%    Thereafter                    .725%

   Thereafter                       .55%

     OPPENHEIMER. Oppenheimer Funds, Inc. serves as manager to the Oppenheimer Funds. The management fees computed on an annualized basis as a percentage of net assets as of the close of business each day are as follows:
(i) For Aggressive Growth Fund, Growth Fund, Growth & Income Fund: 0.75% of the first $200 million of net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million and 0.60% of the net assets over $800 million; (ii) for High Income Fund and Strategic Bond Fund: 0.75% of the first $200 million of net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million and 0.50% of net assets over $1 billion.

        STRONG. For its services, Strong Capital Management, Inc. is entitled to receive a fee based on a percentage of the average daily net assets of each of the Portfolios that it manages. For its services to Strong International Stock Fund II, it is entitled to receive an annual fee of 1.00% of the average daily net asset value of the Portfolio. For its services to Strong Discovery Fund II, it is entitled to receive an annual fee of 1.00% of the average daily net asset value of the Portfolio.

        VAN ECK. The investment adviser for Van Eck Worldwide Hard Assets Fund is Van Eck Associates Corporation ("Van Eck Associates"). As compensation for its services, Van Eck Associates receives a monthly fee at an annual rate of 1.00% of the first $500 million of the average daily net assets of the Portfolio, .90% of the next $250 million of the daily net assets of the Portfolio, and .70% of the average daily net assets of the Portfolio in excess of $750 million.


Resolving Material Conflicts

        The Funds are used as the investment vehicle for variable life insurance policies issued by ANLIC. In addition, the Funds are also available to registered separate accounts of insurance companies other than ANLIC. As a result, there is a possibility that a material conflict may arise between the interest of Owners whose policies are allocated to the Variable Account and the Owners of life insurance policies and variable annuities issued by such other companies whose values are allocated to one or more other separate accounts investing in any one of the Funds. In addition, one or more of the Funds may sell shares to certain retirement plans qualifying under Section 401 of the Code (including cash or deferred arrangements under Section 401(k) of the Code). As a result, there is a possibility that a material conflict may arise between the interests of Owners of policies generally, or certain classes of Owners, and such retirement plans or participants in such retirement plans.

        In the event of a material conflict, ANLIC will take any necessary steps, including removing the Variable Account from that Fund, to resolve the matter. The Board of Directors or Trustees of the Funds intend to monitor events in order to identify any material conflicts that may possibly arise and to determine what action, if any, should be taken in response to those events or conflicts. (See, the Individual Fund Prospectuses for more information.)


Addition, Deletion, or Substitution of Investments

        ANLIC cannot guarantee that shares of the Portfolios will always be available for investment of premium or for transfers. ANLIC reserves the right, subject to compliance with applicable law, to make additions, to, deletions from, or substitutions for the shares that are held by the Variable Account or that the Variable Account may purchase. ANLIC reserves the right to eliminate the shares of any of the Portfolios of the Funds and to substitute shares of another Portfolio of the Funds or of another open-end registered investment company, if the shares of a Portfolio are no longer available for investment, or if in its judgment further investment in any Portfolio should become inappropriate in view of the purposes of the Variable Account. ANLIC will not substitute any shares attributable to an Owner's interest in a Sub-account of the Variable Account without notice and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. Nothing contained herein shall prevent the Variable Account from purchasing other securities for other Portfolios or classes of Policies, or from permitting a conversion between Portfolios or classes of Policies on the basis of requests made by Owners.

        ANLIC also reserves the right to establish additional Sub-accounts of the Variable Account, each of which would invest in a new series or Portfolio of the Funds, or in shares of another investment company, with a specified investment objective. New Sub-accounts may be established when, in the sole discretion of ANLIC, marketing needs or investment conditions warrant, and any new Sub-accounts will be made available to existing Owners on a basis to be determined by ANLIC. ANLIC may also eliminate one or more Sub-accounts if, in its sole discretion, marketing, tax, or investment conditions warrant.

        In the event of any such substitution or change, ANLIC may, by appropriate endorsement, make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If deemed by ANLIC to be in the best interest of persons having voting rights under the Policies, the Variable Account may be operated as a management company under the 1940 Act, it may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other ANLIC separate accounts.

                                 POLICY BENEFITS

Death Benefits


        As long as the Policy remains in force (See, Policy Lapse and Reinstatement -- Lapse), ANLIC will, upon proof of the Insured's death, pay the death benefit proceeds of a Policy to the named Beneficiary in accordance with the designated death benefit option. The amount of Death Benefit payable will be determined as of the end of the Valuation Period on the date of death, and will not reflect subsequent Variable Account investment performance. The proceeds may be paid in a lump sum or under one or more of the settlement options set forth in the Policy. The death benefit proceeds will be reduced by any outstanding indebtedness and any due and unpaid charges. These proceeds will be increased by any additional insurance provided by rider and by the monthly deduction for the month in which death occurred.


        The Policy provides two death benefit options: Death Benefit Option A ("Option A") and Death Benefit Option B ("Option B"). The Owner designates the death benefit option in the application. ANLIC guarantees that as long as the Policy remains in force (See, Policy Lapse and Reinstatement -- Lapse), under either option the death benefit will never be less than the current face amount of the Policy. These proceeds will be reduced by any outstanding indebtedness and any due and unpaid charges.


        Option A. The death benefit is the greater of the current face amount of the Policy or the applicable percentage of Policy Account Value on the date of death. The applicable percentage is 250% for an Insured age 40 or below on the Policy Anniversary prior to the date of death. For Insureds with an Attained Age over 40 on a Policy Anniversary, the percentage declines as shown in the Applicable Percentage Table (See, Applicable Percentage Table). Accordingly, under Option A, the death benefit will remain level unless the applicable percentage of Policy Account Value exceeds the current face amount, in which case the amount of the death benefit will vary as the Policy Account Value varies.

        Illustration of Option A. For purposes of this illustration, assume that the Insured's Attained Age is between 30 and 40 and that there is no outstanding indebtedness. Under Option A, a Policy with a $100,000 face amount will generally pay $100,000 in Death Benefit Proceeds. However, because the death benefit must be equal to or be greater than 250% of Policy Account Value, any time the Policy Account Value of the Policy exceeds $40,000 the death benefit will exceed the $100,000 face amount. Each additional dollar added to the Policy Account Value above $40,000 will increase the death benefit by $2.50. Thus, if the Policy Account Value exceeds $40,000 and increases by $100 because of investment performance or premium payments, the death benefit will increase by $250. An Owner with a Policy Account Value of $50,000 will be entitled to a death benefit of $125,000 ($50,000 x 250%); a Policy Account Value of $75,000 will yield a death benefit of $187,500 ($75,000 x 250%); a Policy Account Value of $100,000 will yield a death benefit of $250,000 ($100,000 x 250%).


        Similarly, so long as the Policy Account Value exceeds $40,000, each dollar taken out of the Policy Account Value will reduce the death benefit by $2.50. If, for example, the Policy Account Value is reduced from $75,000 to $70,000 because of partial surrenders, charges or negative investment performance, the death benefit will be reduced from $187,500 to $175,000. If at any time, however, the Policy Account Value multiplied by the applicable percentage is less than the face amount, the death benefit will equal the current face amount of the Policy.


        The applicable percentage becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the illustration above were, for example, 50 (rather than between 30 and 40), the applicable percentage would be 185%. The death benefit would not exceed the $100,000 face amount unless the Policy Account Value exceeded approximately $54,055 (rather than $40,000), and each $1 then added to or taken from the Policy Account Value would change the death benefit by $1.85 (rather than $2.50).



                           Applicable Percentage Table

 Attained Age  Applicable Percentage        Attained Age   Applicable Percentage
-------------- --------------------         ------------   ---------------------
 41............       243%                  61.............              128%
 42............       236                   62.............              126
 43............       229                   63.............              124
 44............       222                   64.............              122
 45............       215                   65.............              120
 46............       209                   66.............              119
 47............       203                   67.............              118
 48............       197                   68.............              117
 49............       191                   69.............              116
 50............       185                   70.............              115
 51............       178                   71.............              113
 52............       171                   72.............              111
 53............       164                   73.............              109
 54............       157                   74.............              107
 55............       150                   75-90..........              105
 56............       146                   91.............              104
 57............       142                   92.............              103
 58............       138                   93.............              102
 59............       134                   94.............              101
 60............       130                   95 or older....              100


        Option B. The death benefit is equal to the greater of the current Face Amount plus the Policy Account Value of the Policy or the applicable percentage of the Policy Account Value on the date of death. The applicable percentage is 250% for an Insured age 40 or below on the Policy anniversary prior to the date of death. For Insureds with an Attained Age over 40 on a Policy anniversary, the percentage declines as shown in the Applicable Percentage Table. Accordingly, under Option B the amount of the death benefit will always vary as the Policy Account Value varies.

        Illustration of Option B. For purposes of this illustration, assume that the Insured is under the age of 40 and that there is no outstanding indebtedness. Under Option B, a Policy with a face amount of $100,000 will generally pay a death benefit of $100,000 plus the Policy Account Value. Thus, for example, a Policy with a Policy Account Value of $20,000 will have a death benefit of $120,000 ($100,000 + $20,000); a Policy Account Value of $40,000 will yield a death benefit of $140,000 ($100,000, + $40,000). The death benefit, however, must be at least 250% of the Policy Account Value. As a result, if the Policy Account Value of the Policy exceeds approximately $66,667, the death benefit will be greater than the face amount plus the Policy Account Value. Each additional dollar of the Policy Account Value above $66,667 will increase the death benefit by $2.50. Thus, if the Policy Account Value exceeds $66,667 and increases by $100 because of investment performance or premium payments, the death benefit will increase by $250. An Owner with a Policy Account Value of $75,000 will be entitled to a death benefit of $187,500 ($75,000 X 250%); a Policy Account Value of $100,000 will yield a death benefit of $250,000 ($100,000 X 250%); a Policy Account Value of $125,000 will yield a death benefit of $312,500 ($125,000 X 250%).

        Similarly, any time the Policy Account Value exceeds $66,667, each dollar taken out of the Policy Account Value will reduce the death benefit by $2.50. If, for example, the Policy Account Value is reduced from $75,000 to $70,000 because of partial surrenders, charges, or negative investment performance, the death benefit will be reduced from $187,500 to $175,000. If at any time, however, the Policy Account Value multiplied by the applicable percentage is less than the face amount plus the Policy Account Value, then the death benefit will be the current face amount plus the Policy Account Value of the Policy.

        The applicable percentage becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the illustration above were, for example, 50 (rather than under 40), the applicable percentage would be 185%. The amount of the death benefit would be the sum of the Policy Account Value plus $100,000 unless the Policy Account Value exceeded approximately $117,647
(rather than $66,667), and each $1 then added to or taken from the Policy Account Value would change the death benefit by $1.85 (rather than $2.50).


        Change in Face Amount. Subject to certain limitations, an Owner may increase or decrease the face amount of a Policy. A change in face amount may affect the cost of insurance rate and the net amount at risk, both of which may affect an Owner's cost of insurance charge (See, Charges and Deductions -- Cost of Insurance). A change in face amount may affect whether the Policy is a "modified endowment contract" for federal income tax purposes (See, Federal Tax Considerations).

        Decreases. Any decrease in the face amount will become effective on the monthly anniversary date on or following receipt by ANLIC of a written request. Generally, no decrease in the face amount will be permitted during the first
Policy year (other than a decrease indirectly resulting from a partial surrender) but ANLIC may waive this restriction. The face amount remaining in force after any requested decrease may not be less than $25,000. If, following the decrease in face amount, the Policy would not comply with the maximum premium limitations required by federal tax law (See, Premiums -- Premium Limitations), the decrease may be limited (or, if the Policyholder so elects, the Policy Account Value may be returned to the Owner) to the extent necessary to meet these requirements. For purposes of determining the cost of insurance charge, a decrease in the face amount will reduce the face amount in the following order:

        (a) The face amount provided by the most recent increase; (b) The next most recent increase successively; and (c) The face amount when the Policy was issued.

(See, Charges and Deductions--Cost of Insurance)


      Increases. Increases in the Face Amount will be allowed after the first Policy year. For an increase in the Face Amount, you must submit a written supplemental application. ANLIC may also require additional evidence of insurability. Although an increase need not necessarily be accompanied by an additional premium, in certain cases an additional premium will be required to put the requested increase in effect. The minimum amount of any increase is $25,000. An increase in the Face Amount will also increase Surrender Charges. An increase in the Face Amount during the time either the Benchmark Premium or the Guaranteed Death Benefit Premiums in effect will increase the respective premium requirements. (See, Charges and Deductions).


        Change in Death Benefit Option. Generally, the death benefit option in effect may be changed at any time by sending ANLIC a written request for change. If the death benefit option is changed from Option B to Option A, the face amount will be increased by an amount equal to the Policy Account Value on the effective date of change. Changing from Option B to Option A does not require evidence of insurability. The effective date of such a change will be the monthly anniversary on or following receipt of the request. A change in the death benefit option may affect whether the Policy will be treated as a "modified endowment contract" for federal tax purposes (See, Federal Tax Considerations).

        If the death benefit option is changed from Option A to Option B, the face amount will be decreased by an amount equal to the Policy Account Value on the effective date of the change. This change may not be made if it would result in a face amount less than $25,000. Changing from Option A to Option B may require evidence of insurability satisfactory to ANLIC. The effective date of such a change will be the monthly anniversary on or following the date the change is approved by ANLIC.

        No charges will be imposed upon a change in death benefit option, nor will such a change in and of itself result in an immediate change in the amount of the Policy Account Value. If, however, prior to or accompanying a change in the death benefit option there has been an increase in the face amount, the method of calculating the insurance charge may change (See, Charges and Deductions--Cost of Insurance).

        How Death Benefits May Vary in Amount. As long as the Policy remains in force, ANLIC guarantees that the death benefit will never be less than the current face amount of the Policy. These proceeds will be reduced by any outstanding indebtedness and any due and unpaid charges. The death benefit may, however, vary with the Policy Account Value. Under Option A, the death benefit will only vary whenever the Policy Account Value multiplied by the applicable percentage exceeds the face amount of the Policy. The death benefit under Option B will always vary with the Policy Account Value because the death benefit equals either the face amount plus the Policy Account Value or the applicable percentage of Policy Account Value.

        How the Duration of the Policy May Vary. The duration of the Policy depends upon the Policy's Cash Surrender Value. The Policy will remain in force so long as the Cash Surrender Value is sufficient to pay the monthly deduction (See, Charges and Deductions--Policy Account Value Charges). Where, however, the Cash Surrender Value is insufficient to pay the monthly deduction or indebtedness exceeds Policy Account Value, and a grace period expires without an adequate payment by the Owner, the Policy will lapse and terminate without value. Special provisions apply if the Owner has paid either the GDBP or Benchmark Premiums (See, Policy Lapse and Reinstatement -- Lapse).


Payment of Policy Benefits


        Death Benefit Proceeds under the Policy will ordinarily be paid within seven days after ANLIC receives due proof of death. Policy Account Value benefits will ordinarily be paid within seven days of receipt of a written request. Payments may be postponed in certain circumstances (See, Postponement of Payments). The Owner may decide the form in which the benefits will be paid. During the Insured's lifetime, the Owner may arrange for the Death Benefit Proceeds to be paid in a lump sum or under one or more of the settlement options described below. These choices are also available if the Policy is surrendered or matures. If no election is made, ANLIC will pay the benefits in a lump sum upon submission of due proof of death.

        When Death Benefit Proceeds are payable in a lump sum, the beneficiary may select one or more of the settlement options. If Death Benefit Proceeds become payable under a settlement option and the beneficiary has the right to withdraw the entire amount, the beneficiary may name and change contingent beneficiaries.


        Settlement Options. Owners and beneficiaries may elect to have benefits paid in a lump sum or in accordance with a wide variety of settlement options offered under the Policy. Once a settlement option is in effect, there will no longer be value in the Variable Account. ANLIC may make other settlement options available in the future. For additional information concerning these options, see the Policy itself.

        Option A -- Interest for Life. Interest on the amount retained will be paid during the lifetime of the payee. When the payee dies, the amount held by ANLIC will be paid as agreed.

        Option B -- Interest for a Fixed Period. Interest or compound interest will be paid for a fixed period. The fixed period cannot exceed 30 years. At the end of the period the principal amount will be paid as agreed.

        Option C -- Payments for a Fixed Period. The amount retained plus interest will be paid in equal monthly installments for the period chosen. The period chosen may not exceed 30 years.

        Option D -- Payments of a Fixed Amount. The amount retained plus interest will be paid in equal monthly installments until the fund has been paid in full. The total payments in any year must be at least 5% of the amount retained.

        Option E -- Life Income. The amount retained plus interest will be paid in equal installments for the guaranteed payment period elected and continue for the life of the person on whose life the option is based. Guaranteed payment periods may be elected for 10 or 20 years, or the period in which the total payments will equal the amount retained.

        Option F -- Joint and Survivor Life Income. The amount retained plus interest will be paid during the joint lifetime of two persons and continue during the lifetime of the survivor. Payments are guaranteed for 10 years.

        Option G -- Additional Settlements. At the request of the Owner, ANLIC will pay the amount retained in any manner acceptable to the Company.


                       PAYMENT AND ALLOCATION OF PREMIUMS

Policy Issue

        Premiums are payable at ANLIC's Service Office (See, Glossary of Defined Terms - Service Office) or to one of ANLIC's authorized agents. A properly completed application must precede or accompany the initial premium. No coverage will take effect unless (a) the application is approved; (b) the first Planned Periodic Premium is paid; and (c) the Policy is accepted by the Applicant. This must be during the lifetime of all persons proposed for insurance. Also, their eligibility and health must remain as described in the application.


        The minimum face amount to issue a Policy is $100,000, under ANLIC's current rules. ANLIC reserves the right to revise its rules from time to time to specify a different minimum face amount at issue. A Policy will generally be issued only to Insureds 80 years of age or under who supply satisfactory evidence of insurability sufficient to ANLIC. ANLIC may, however, at its sole discretion, issue a Policy to an individual above the age of 80. Acceptance is subject to ANLIC's underwriting rules and ANLIC reserves the right to reject an application for any reason. The Policy Date is the date used to determine Policy years and Policy Months. If a premium is submitted with the application, insurance coverage will begin as of the Policy Date. If a premium is not paid with the application, the Policy Date will ordinarily be approximately 15 days after underwriting approval. Insurance coverage will begin on the later of the Policy date or the date the premium is received. A Policy Date may also be any other date mutually agreeable to ANLIC and the Owner. ANLIC will allocate net premiums on the later of the Policy Date or the date the premium is received (See, Allocation of Premiums and Policy Account Value).

Premiums

        Subject to certain limitations, an Owner has flexibility in determining the frequency and amount of premiums.


        Premium Flexibility. Unlike conventional insurance policies, this Policy frees the Owner from the requirement that premiums be paid in accordance with a rigid and inflexible premium schedule. You must pay the first Planned Periodic Premium for coverage to take effect. Thereafter, subject to the minimum and maximum premium limitations described below, an Owner may make unscheduled premium payments at any time in any amount. The Policy, therefore, provides the Owner with the flexibility to vary the frequency and amount of premium payments to reflect changing financial conditions. The level of premium payments is an important factor in determining whether the Policy will be treated as a "modified endowment contract" for federal tax purposes (See, Federal Tax Considerations).


        Planned Periodic Premiums. Each Owner will determine a Planned Periodic Premium schedule that provides for the payment of a level premium at a fixed interval over a specified period of time. The Owner is not required to pay premiums in accordance with this schedule. Furthermore, the Owner has considerable flexibility to alter the amount, frequency, and the time period over which Planned Periodic Premiums are paid.

        The payment of a Planned Periodic Premium will not guarantee that the Policy remains in force. Instead, the duration of the Policy depends upon the Policy Account Value. Thus, even if planned periodic premiums are paid by the Owner, the Policy will nonetheless lapse at any time indebtedness exceeds Policy Account Value or the Cash Surrender Value is insufficient to pay certain monthly charges, and a grace period expires without a sufficient payment (See, Policy Lapse and Reinstatement--Lapse). Exceptions may occur if the Owner pays an amount equal to or greater than either the scheduled Benchmark Premiums or Guaranteed Death Benefit Premiums.

        Benchmark Premiums. When the Owner pays the monthly Benchmark Premiums as stated in the Policy and if the sum of the premiums paid equals or exceeds the sum of the scheduled Benchmark Premiums for the face amount and any increase, then the Policy is guaranteed not to lapse during the first five years that the Policy is in force. Payment of only the Benchmark Premium may reduce the flexibility of premium payments.


        Guaranteed Death Benefit Premium ("GDBP"). The Owner may also elect to pay a GDBP premium for the Policy or any increase in coverage. The GDBP premium is stated in the Policy and is calculated based on the Face Amount and the Insured's age, sex and rate class at the time coverage is applied for. Provided GDBP is paid and the Owner makes no loans or partial surrenders, the Policy is guaranteed not to lapse before the Insured reaches age 65 or for ten years from the effective date of coverage, whichever is later.

        For all Policies sold in the State of Maryland, all references to the phrases "the Guaranteed Death Benefit" and the "Guaranteed Death Benefit
Premium" are replaced with the phrases "Extended No Lapse Guarantee" and "Extended No Lapse Guarantee Premium." For all Policies sold in the Commonwealth of Massachusetts, the Guaranteed Death Benefit Premium does not apply.


        Premium Limitations. In no event may the total amount of all premiums paid, both scheduled and unscheduled, exceed the current maximum premium limitations which are required by federal tax laws. If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitation, ANLIC will only accept that portion of the premium which will make total premiums equal the maximum limitation. Any part of the premium in excess of that amount will be returned and no further premiums will be accepted until allowed by the current maximum premium limitations set forth in the Policy. Every premium payment, whether scheduled or unscheduled, must be at least $25. Premium payments less than this minimum amount will be returned to the Owner.

        Payment of Premiums. Payments made by the Owner will be treated first as payment of premium, not indebtedness unless the Owner indicates that the payment should be treated otherwise. Charges will be deducted from each premium payment as stated in the Policy (See, Charges and Deductions--Premium Expense Charges).


Allocation of Premiums and Policy Account Value

     Net Premium. The net premium equals the premium paid less the premium expense charge (See, Charges and Deductions--Premium Expense Charges).


     Allocation of Net Premiums. In the application for a Policy, the Owner may allocate net premiums or portions thereof to the Investment Options. The portion of the net premium allocated to Sub-accounts will be allocated initially to the Money Market Portfolio on the Policy Date or the date the first premium is received by ANLIC, whichever is later. After 15 days, the Policy Account Value will be allocated among the Investment Options according to the instructions in your application.

        Net premiums paid after the expiration of the initial fifteen day period will be allocated in accordance with the Owner's instructions in the application as of the end of the Valuation Date in which they are received. The minimum percentage of each premium that may be allocated to the Fixed Account or any Sub-account is 5%; percentages must be in whole numbers. The allocation for future net premiums may be changed without charge at any time by providing ANLIC with written notification. No charge is imposed for any reallocations. No more than ten different Sub-accounts may be chosen to receive premium payments.

        The value of amounts allocated to Sub-accounts will vary with the investment experience of these Sub-accounts and the Owner bears the entire investment risk. Owners should periodically review their allocations of premiums and values in light of market conditions and overall estate planning requirements.



Transfers

Transfers from the General Account

        The Owner may ask to transfer value from the General Account, up to a maximum each Policy year of 25% of the General Account Value as of the last Policy anniversary date. The minimum amount each that may be transferred is $100. During the first Policy year, the Owner may transfer a maximum of 25% of the General Account Value on the transfer date.



Transfers from Sub-accounts

        The Owner may ask ANLIC to transfer all or part of the amount in one of the Sub-accounts to another Sub-account or to the General Account. The minimum amount for such transfer is $50. The transfer will be made as of the date ANLIC receives the written request.

Automatic Rebalancing and Dollar Cost Averaging Programs

        The Owner may also elect from either the Automatic Rebalancing Program or the Dollar Cost Averaging Program by filing a written authorization with ANLIC. ANLIC reserves the right to alter, including the right to assess a charge, or terminate these administrative programs upon 30 days advance written notice.

        Under the Automatic Rebalancing Program, the Owner may have automatic transfers on either a monthly, quarterly, semi-annual or annual basis, to adjust the values among the Sub-accounts and the General Account to meet the Owner's designated percentage account value proportions the Owner has on file with ANLIC. The allocations are subject to a minimum 5% designated percentage proportion per account.

        Under the Dollar Cost Averaging Program, the Owner may elect to have a specific dollar amount automatically transferred from the Money Market Sub-account to designated Sub-accounts on either a monthly, quarterly, semi-annual, or annual basis. The specific dollar amount is subject to a $50 minimum transfer amount pursuant to the Owner's election with a minimum 5% designated percentage proportion per Sub-account. If the periodic transfer would reduce the value in the Money Market Sub-account below the specific dollar amount, ANLIC reserves the right to include the entire remaining value to meet the transfer election. ANLIC also reserves the right to establish a minimum Money Market Sub-account balance before we allow you to elect the program.

        Transfers and adjustments pursuant to these Programs will occur on the Policy's Monthly Anniversary date in the month in which the transaction is to take place or the next succeeding business day if the Monthly Anniversary date falls on a day other than a Valuation Date.

Telephone Requests

        At the time an application for a Policy is completed, or at any subsequent time, an Owner may request a telephone transfer authorization form. If the form is properly completed and on file with ANLIC, transfers may be made pursuant to telephone instructions, subject to the above terms and the terms of the authorization form. Otherwise, transfer requests must be in writing in a form acceptable to ANLIC. Transfer requests made by telephone are processed upon the date of receipt, if received prior to 4:00 p.m. Eastern Time. ANLIC may, at any time, revoke or modify the transfer privilege.

Policy Lapse and Reinstatement


        Lapse. Unlike conventional life insurance policies, the failure to make a Planned Periodic Premium payment will not itself cause the Policy to lapse. Lapse will occur when the Cash Surrender Value is insufficient to cover the monthly deduction and a Grace Period expires without a sufficient payment, unless the Benchmark Premium or Guaranteed Death Benefit provision is in effect. The Grace Period is 62 days from the date ANLIC mails you a notice that the Grace Period has begun. ANLIC will notify you at the beginning of the Grace Period by mail addressed to your last known address on file with ANLIC. The notice will specify the premium required to keep the Policy in force. The required premium will equal the lesser of 1) monthly deductions plus Premium Expense Charges for the three Policy Months after commencement of the Grace Period, plus projected loan interest that would accrue over that period, or 2) the premium required under the Benchmark Premium or Guaranteed Death Benefit provisions, if applicable, to keep the Policy in effect for three months from the commencement of the Grace Period. Failure to pay the required premium within the Grace Period will result in lapse of the Policy. If the Insured dies during the Grace Period, any indebtedness and past due charges will be deducted from the Death Benefit Proceeds.


        Reinstatement. A lapsed Policy may be reinstated any time within 5 years after the date of lapse and before the maturity date by submitting the following items to ANLIC:

        1.     A written application for reinstatement;
        2.     Evidence of insurability satisfactory to ANLIC; and
        3. A premium that, after the deduction of premium expense charges, is large enough to cover the monthly deductions for at least three Policy Months commencing with the effective date of reinstatement for the Policy and any rider benefits. Any indebtedness on the date of lapse must be paid at the time of reinstatement.

        Upon approval of the application for reinstatement, the effective date of reinstatement will be the monthly anniversary on or prior to the date of approval.

        To the extent permitted under state law, ANLIC may contest the reinstatement of the Policy, and any rider attached, for any statements made in the application for reinstatement, until it has been in force during the lifetime of the Insured for two years from the effective date of reinstatement.


                             CHARGES AND DEDUCTIONS


        Charges will be deducted in connection with the Policy and any optional insurance benefits added by rider to compensate ANLIC for: (1) providing the insurance benefits set forth in the Policy and any riders; (2) administering the Policy; (3) assuming certain risks in connection with the Policy; and (4) incurring expenses in distributing the Policy and any riders. The nature and amount of these charges are described more fully below.

Surrender Charge



     Surrender Charges will not exceed the maximum charges as specified in the Policy. The surrender charge for the original face amount is determined by multiplying a surrender charge factor by the actual premiums paid up to Target Premium. Target. The Surrender Charge factor depends on the number of years the Policy has been in force, as follows:



              Policy Year                      Surrender Charge Factor

               1-7                                  30%
                8                                   20%
                9                                   10%
               10 +                                  0%


        Paying less premium may reduce the surrender charge but will increase the cost of insurance for the Policy and may cause the Policy to lapse.


        Surrender Charges for any increase in face amount will be based solely on the Target Premium associated with the increase as stated in the Policy. The maximum surrender charge for an increase in face amount is 30% of the Target Premium for the increase during the seven years following the increase, and then declines by 10% per year until it reaches 0% in the tenth year following the increase. Surrender Charges are computed separately for the original face amount and each increase in face amount, and then combined.


Partial Surrender Charge


     During the surrender charge period for the Policy and any increase, there will be a charge for a partial surrender equal to 8% of the amount withdrawn or $25, whichever is greater. Partial Surrender Charges will reduce the remaining Surrender Charge.



Premium Expense Charge


        ANLIC will deduct 2.25% from each premium before allocation to the Investment Options. The deduction represents an amount ANLIC considers necessary to pay all premium taxes imposed by the states and any subdivisions thereof and does not necessarily equal the premium taxes paid by ANLIC for a particular Policy.



Policy Account Value Charges


        Monthly Deduction. On each Monthly Anniversary, a charge will be deducted from the Policy Account Value to compensate ANLIC for administrative expenses and insurance provided. The monthly deduction consists of the cost of insurance, the administrative expense charge, and charges for any optional insurance benefits added by riders. The monthly deduction will be allocated pro-rata among the Investment Options.

        Cost of Insurance. Because the cost of insurance depends upon a number of variables, the cost for each Policy month can vary from month to month. ANLIC will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Policy Month. The net amount at risk for a Policy Month is based on the difference between the Death Benefit and the Policy Account Value on the Monthly Anniversary.

        Cost of Insurance Rate. Cost of insurance rates will be based on the Face Amount and the Insured's sex, Issue Age, Policy duration, and rate class. The rates reflect ANLIC's expectations of future experience with regard to mortality, interest, persistency, and expenses, but will not exceed the Schedule of Guaranteed Annual Cost of Insurance Rates shown in the Policy. For standard risks, these guaranteed rates are based on the 1980 Commissioners Standard
Ordinary Mortality Table with smoker and non-smoker distinction and the Insured's sex (unless unisex rates are required by law). Any change in the cost of insurance rates will apply to all Insureds of the same Issue Age, sex, rate class, and whose Policies have been in force for the same length of time.

        The cost of insurance rate will also depend on the face amount of the Policy. At ANLIC's discretion, a Policy with a face amount in excess of $500,000 may incur a lower cost for each thousand dollars of net amount at risk than an otherwise identical Policy with a face amount less than that amount. ANLIC may, at its sole discretion, reduce the cost of insurance for other face amounts. Because the cost of insurance rate varies with the face amount, any increase or decrease in face amount, including those resulting from a change in the death benefit option and those resulting from partial surrenders, may affect the cost of insurance.

        Rate Class. The rate class of an Insured will affect the cost of insurance rate. ANLIC currently places Insureds into standard rate classes or substandard rate classes involving higher mortality risk. In an otherwise identical Policy, an Insured in the standard rate class will have a lower cost of insurance rate than an Insured in a substandard rate class.

        Administrative Expense Charge. As reimbursement for administrative expenses related to the maintenance of each Policy and the Variable Account, ANLIC assesses a charge of $27 per Policy Month during the first Policy Year and $8 per Policy Month thereafter. ANLIC does not anticipate that it will make any profit on this charge.

Optional Insurance Benefits Charges. The monthly deduction will include charges for any optional insurance benefits added to the Policy by rider (See, Optional Insurance Benefits).

Daily Charges Against The Variable Account

        Mortality and Expense Risk Charge. ANLIC has developed a new method of calculating mortality and expense charges which it believes is more favorable to Policy Owners. As compensation for mortality and expense risks assumed in connection with the Policy, ANLIC will deduct a daily mortality and expense risk charge from the value of the net assets of the Variable Account. For the first 15 years of your Policy, this charge is at the rate of 0.90% annually (0.0024590% daily). Beginning in the 16th Policy year, this charge is reduced by 0.05% annually until it reaches 0.45% annually (0.0012295% daily) in Policy year 24; the rate remains level thereafter. The daily charge will be deducted from the net asset value of the Variable Account, and therefore the Sub-accounts, on each Valuation Date. Where the previous day or days was not a Valuation Date, the deduction on the Valuation Date will be the applicable daily rate multiplied by the number of days since the last Valuation Date. No mortality and expense risk charges will be deducted from the amounts in the Fixed Account.


        The mortality risk assumed by ANLIC is that Insureds may live for a shorter time than projected, and that an aggregate amount of Death Benefit Proceeds greater than that projected will be payable. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the limits on administrative charges set in the Policies, which are in excess of the amount necessary to meet expenses currently. If the expenses do not increase to an amount in excess of the limits, ANLIC may profit from this charge. Any shortfall in meeting the distribution expenses will be met from ANLIC's general corporate funds which may include profit from the mortality and expense risk charge. ANLIC also assumes risks with respect to other contingencies, including the pattern of transfers between the Variable Account and the General Account which may cause ANLIC to incur greater costs than anticipated.

        Taxes. Currently no charge is made to the Variable Account for federal income taxes that may be attributable to the Variable Account. ANLIC may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the Variable Account may also be made (See, Federal Tax Considerations).


Investment Advisory Fee


        Because the Variable Account purchases shares of the Portfolios, the net assets of the Variable Account will reflect the investment advisory fees incurred by the Portfolios. The specific charges associated with each Fund are described in the table on the next page. The amount of this charge will depend on the Portfolio or Portfolios selected by the Owner for premium allocation. These charges are set by the fund managers and are subject to change.



                            Portfolio Annual Expenses
           (Expressed as a Percentage of Net Assets of each Portfolio)

                                                                                            TOTAL PORTFOLIO
                      PORTFOLIO                         MANAGEMENT FEES  OTHER EXPENSES    ANNUAL EXPENSES
------------------------------------------------------ ----------------- ---------------- -----------------

Alger American Growth Portfolio                             0.75%           0.04%           0.79%

Alger American MidCap Growth Portfolio                      0.80%           0.04%           0.84%

Alger American Small Capitalization Portfolio               0.85%           0.04%           0.89%

Calvert Social Money Market Portfolio                       0.50%           0.16%           0.66%/1

Calvert Social Small Cap Growth Portfolio                   1.00%           0.33%           1.33%/1

Calvert Social Mid Cap Growth Portfolio                     0.89%           0.16%           1.05%/1

Calvert Social International Equity Portfolio               1.10%           0.70%           1.80%/1

Calvert Social Balanced Portfolio                           0.69%           0.18%           0.87%/1

Dreyfus Stock Index Fund                                    0.25%           0.01%           0.26%

Neuberger & Berman Advisers Management Trust Limited
    Maturity Bond Portfolio                                 0.65%           0.12%           0.77%

Neuberger & Berman Advisers Management Trust Growth         0.83%           0.07%           0.90%
Portfolio

Oppenheimer Aggressive Growth Fund                          0.69%           0.02%           0.71%/2

Oppenheimer Growth Fund                                     0.72%           0.03%           0.75%

Oppenheimer Growth & Income Fund                            0.74%           0.05%           0.79%

Oppenheimer High Income Fund                                0.74%           0.04%           0.78%

Oppenheimer Strategic Bond Fund                             0.74%           0.06%           0.80%

Strong International Stock Fund II                          1.00%           0.62%           1.62%

Strong Discovery Fund II                                    1.00%           0.18%           1.18%

Van Eck Worldwide Hard Assets Fund                          1.00%           0.16%           1.16%/3

/1 Management Fees includes for Calvert Social Balanced and Calvert Social Mid Cap, a performance adjustment, which depending on performance, could cause the fee to be as high as 0.85% or as low as 0.55% for Calvert Social Balanced, and as high as 0.95% or as low as 0.85% for Calvert Social Mid Cap. The Calvert Social Small Cap expenses have been restated to reflect the lower advisory fee and administrative services fee. Prior to January 1, 1998, Calvert Variable Series, Inc., was named Acacia Capital Corporation and the Calvert Social Money Market Portfolio was named the Calvert Responsibly Invested Portfolio; the Calvert Social Small Cap Growth Portfolio was named the Calvert Responsibly Invested Capital Accumulation Portfolio; the Calvert Social International Equity Portfolio was named the Calvert Responsibly Invested Global Equity Portfolio; and the Calvert Social Balanced Portfolio was named the Calvert Responsibly Invested Balanced Portfolio.

/2    The  Oppenheimer  Aggressive  Growth Fund was formerly  named  Oppenheimer
Capital Appreciation Fund.

/3 Prior to April 30, 1997, Worldwide Hard Assets Fund was named Gold and Natural Resources Fund. Other Expenses are net of soft dollar credits. Without such credits, Other Expenses would have been 0.18% and Total Portfolio Annual Expenses would have been 1.1.8%.

Reduction of Charges


        ANLIC may reduce monthly administration charges, other charges, and the minimum initial face amount in special circumstances that result in lower sales, administrative or mortality expenses. For example, special circumstances may exist in connection with group or sponsored arrangements, sales to Policyowners of ANLIC or its affiliates, or sales to employees or clients of subsidiaries and affiliates of Ameritas Acacia Mutual Holding Corporation. Group arrangements include those in which a trustee or an employer, for example, purchases contracts covering a group of individuals on a group basis. Sponsored arrangements include those in which an employer allows us to sell contracts to its employees on an individual basis. The amounts of any reductions will reflect the reduced sales effort and administrative costs resulting from, or the different mortality experience expected as a result of, the special circumstances. Reductions will not be unfairly discriminatory against any person, including the affected Owners and Owners of all other policies funded by the Variable Account.



                                  POLICY RIGHTS

Loan Privileges


        Policy Loan. The Owner may borrow money from ANLIC using the Policy as the only security for the loan. The maximum amount that may be borrowed at any time is the loan value. The loan value equals 90% of the Cash Surrender Value. Loans usually are paid within seven days after ANLIC receives a written request. Loans have priority over the claims of any assignee or other person. The loan may be repaid all or in part at any time while the Insured is living. Loans from certain Policies may be taxed as Distributions (See, Federal Tax Considerations).

        Interest. ANLIC charges interest on Policy loans at regular and reduced rates. Regular loans will accrue interest at the daily equivalent of 6.45% per year. After the fifth Policy year, you may borrow a limited amount of the Cash Surrender Value at a reduced rate. Reduced rate loans will accrue interest at the daily equivalent of 4.50% per year. The amount available at the reduced loan rate is (1) the Policy Account Value, minus (2) total premiums paid minus any partial surrenders previously taken, and minus (3) any indebtedness held at a reduced rate. However, this amount may not exceed the maximum loan amount described above. If unpaid when due, interest will be added to the amount of the loan and bear interest at the same rate.

        Effect of Policy Loans. When a loan is made, Policy Account Value equal to the amount of the loan will be transferred from the Investment Options to the General Account as security for the loan. The Policy Account Value transferred will be allocated from the Investment Options according to the instructions you give when you request the loan. If no instructions are given, the amounts will be transferred first from the Fixed Account. Any excess amount will be transferred from the sub-accounts in the same proportion that the Policy Account Value in each Sub-account bears to the Variable Account Value.

        Value in the General Account held as security for the loan will be credited with interest at 4.5% per year. NO ADDITIONAL INTEREST WILL BE CREDITED TO THIS VALUE. The interest earned will be credited once each Policy Month. Upon partial repayment of indebtedness, value in the General Account equal to the amount of repayment will be released as security for the loan, and may be reallocated by the owner among the Investment Options. Upon full repayment of indebtedness, all collateral in the General Account may be reallocated by the Owner to the Investment Options.

        Interest earned on amounts held in the General Account will be allocated to the Investment Options on each Policy anniversary in the same proportion that Net Premiums are being allocated to the Investment Options at the time.

        Indebtedness. Indebtedness equals the total of all Policy Loans and accrued interest on Policy loans. If indebtedness exceeds Policy Account Value less Surrender Charges, ANLIC will notify the Owner and any assignee of record. If a sufficient payment equal to excess indebtedness is not made to ANLIC within 62 days from the date notice is sent, the Policy will lapse and terminate without value. The Policy, however, may later be reinstated. (See, Policy Lapse and Reinstatement).

        Repayment of Indebtedness. Indebtedness may be repaid any time before the Maturity Date (See, Payment of Policy Benefits). ANLIC will deduct indebtedness from any amount payable under the Policy. Payments made by the Owner will be treated first as payment of premium and not as repayment of any outstanding Policy debt unless the Owner indicates that the payment should be treated otherwise. Loan repayments are not subject to the Premium Expense Charge.


Surrender Privileges

        The Owner may surrender the Policy for its Cash Surrender Value on any Valuation Date during the lifetime of the Insured by sending a written request to ANLIC. The amount available for surrender is the Cash Surrender Value at the end of the Valuation Period during which the surrender request is received at ANLIC's principal office. The Cash Surrender Value equals the Policy Account Value less the surrender charge and indebtedness. Surrenders from the Variable Account will generally be paid within seven days of receipt of the written request. Postponement of payments may, however, occur in certain circumstances (See, Postponement of Payments). Surrenders may have adverse tax consequences (See, Federal Tax Considerations).

        A surrender charge is imposed if the Policy is surrendered either partially or totally. For partial surrenders, the charge is 8% of the amount withdrawn or $25, whichever is greater. Decreases do not affect Surrender Charges, since Surrender Charges for coverage associated with the decrease will be taken at the time of Policy lapse or surrender.

        The Policy surrender charge is a product of a surrender charge factor multiplied by the actual premium paid up to the Target Premium from the Policy Date or the Increase Date of any increase in face amount, as applicable. The factor varies by the year of surrender measured from the Policy Date or increase date, as applicable. (The surrender charge will never exceed the Policy Account Value.) Partial Surrender Charges reduce the surrender charge for the Policy.


Partial Surrender

        After the first Policy year, you may partially surrender the Policy on any Valuation Date during the lifetime of the Insured by sending us a written request. The amount of the partial surrender must not exceed the Cash Surrender Value. You may place on file with us a written request for systematic partial surrenders. The partial surrenders may be monthly, quarterly or annually in amounts of no less than $100.


        Unless you request otherwise, the partial surrender will be allocated among the Investment Options in the same proportion that the Policy's value in each Investment Option bears to the total Policy Account Value in the Investment Options on the Valuation Date we receive the request.

        Any partial surrender will reduce the Policy Account Value by the amount of the partial surrender. The amount of reduction in the face amount will be:

          1. For Death Benefit Option A, 100% of the amount of the partial surrender.
          2.  For Death Benefit Option B, no reduction.


        The face amount remaining in force after a partial surrender may not be less than the minimum face amount ANLIC allows.

        Each partial surrender will reduce the face amount in the following order:

         1. Each increase in order, starting with the last increase;  and
         2. The face amount when the Policy was issued.

        For a partial surrender, the amount paid will be deducted from the Policy Account Value at the end of the Valuation Period during which the request is received.


Coverage Beyond the Maturity Date


        Unless prohibited under state law, you may elect to continue coverage beyond the Maturity Date provided the Policy is in force on the Maturity Date. If you so elect, on the Maturity Date the Variable Account Value will be transferred to the General Account where it will continue to earn interest as described in the Policy. Monthly deduction amounts will continue to be deducted, with the Cost of Insurance Rate equal to zero. Only payments required to keep the Policy in force will be accepted beyond the Maturity Date. All other rights and benefits as described in the Policy will be available.


        The Policy may be subject to certain adverse tax consequences when continued beyond the Maturity Date.


                  EXAMINATION OF POLICY PRIVILEGE ("FREE LOOK")


        You may cancel the Policy within 20 days after you receive it or within 45 days of completing Part I of the application, whichever is later. You should mail or deliver the Policy to either our Service Office (See, Glossary of Defined Terms - Service Office) or the registered representative who sold the Policy. If the Policy is canceled within the Free Look Period, ANLIC will refund the total premium paid. A refund of premium paid by check may be delayed until the check has cleared the Owner's bank. This privilege also applies to an increase for coverage under the Policy (See, Postponement of Payments).

                                 GENERAL ACCOUNT


        You may allocate net premiums and transfer value to the General Account of ANLIC via an allocation to the Fixed Account. Because of exemptive and exclusionary provisions, interests in the General Account have not been registered as securities under the Securities Act of 1933, as amended (the "1933 Act") and the General Account has not been registered as an investment company under the 1940 Act. Accordingly, neither the General Account nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the SEC has not reviewed the disclosures in this Prospectus relating to the General Account.



General Description


        The General Account consists of all assets owned by ANLIC other than those in the Variable Account and other separate accounts. Subject to applicable law, ANLIC has sole discretion over the investment of the assets in the General Account.


        You may elect to allocate net premiums to the Fixed Account, the Variable Account, or both. You may also transfer value from the Sub-accounts to the Fixed Account, or from the Fixed Account to the Sub-accounts. The allocation or transfer of funds to the Fixed Account does not entitle an Owner to share in the investment experience of the General Account. Instead, ANLIC guarantees that value in the Fixed Account will accrue interest at an effective annual rate of at least 4.5%, independent of the actual investment experience of the General Account. Any excess interest rate when declared will remain in effect at least one year.


The Policy

        This Prospectus describes a Flexible Premium Variable Life Insurance Policy. This Prospectus is generally intended to serve as a disclosure document for the aspects of the Policy involving the Variable Account. For complete details regarding the General Account, see the Policy itself.


General Account Value


        Net premiums allocated to the General Account via the Fixed Account are credited to the Policy. ANLIC bears the full investment risk for these amounts. ANLIC guarantees that interest credited to the Fixed Account will not be less than 4.5% per year. ANLIC MAY, AT ITS SOLE DISCRETION, CREDIT A HIGHER RATE OF INTEREST, although it is not obligated to credit interest in excess of 4.5% per year, and might not do so. ANY INTEREST CREDITED TO THE FIXED ACCOUNT IN EXCESS OF THE GUARANTEED RATE OF 4.5% PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF ANLIC. THE OWNER ASSUMES THE RISK THAT INTEREST CREDITED MAY NOT EXCEED THE GUARANTEED MINIMUM RATE OF 4.5% PER YEAR. The value in the Fixed Account will be calculated on each Monthly Anniversary.

        ANLIC guarantees that, at any time prior to the Maturity Date, the value in the Fixed Account will not be less than the amount of the net premiums allocated or value transferred to the Fixed Account, plus interest at the rate of 4.5% per year, plus any excess interest which ANLIC credits and any amounts transferred into the Fixed Account, less the sum of all charges allocable to the Fixed Account and any amounts deducted from the Fixed Account in connection with partial surrenders or transfers to the Variable Account.



                            GENERAL POLICY PROVISIONS


Postponement of Payments


        General. Payment of any amount upon complete or partial surrender, Policy loan, or benefits payable at death or Maturity may be postponed whenever:
(1) ANLIC or the New York Stock Exchange is closed such as customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC; (2) the SEC by order permits postponement for the protection of Owners; or (3) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account's net assets. Transfers may also be postponed under these circumstances.


        Payment by Check. Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Owner's bank.


The Contract

        The Policy, riders and attached copy of the application and any supplemental applications are the entire contract. Only statements in the application and any supplemental applications can be used to void the Policy or defend a claim. The statements are considered representations and not warranties. Only Officers of ANLIC can agree to change or waive any provisions of the Policy. The change or waiver must be in writing and signed by an officer of ANLIC.


Suicide

        In most states, if the Insured, while sane or insane, commits suicide within two years after the Policy Date, ANLIC will pay only the premium received, less any partial surrenders and outstanding indebtedness. If the Insured, while sane or insane, commits suicide within two years after the effective date of any increase in face amount requiring evidence of insurability, ANLIC will not pay the increase but will pay only an amount equal to the monthly deductions previously made for the increase.

Incontestability

        ANLIC cannot contest this Policy or any attached rider after it has been in force for two years from its effective date. It cannot contest an increase in face amount or in rider face amount after it has been in force for two years from its effective date. Reinstatement of a Policy, and any rider attached to the Policy, may be contested by ANLIC for any statements made in the application for reinstatement any time within two years of the effective date of reinstatement.


Change of Owner or Beneficiary

        Generally, as long as the Policy is in force, the Owner or Beneficiary may be changed by written request in a form acceptable to ANLIC. The Policy need not be returned unless requested by ANLIC. The change will take effect as of the date the request is signed, whether or not the Insured is living when the request is received by ANLIC. ANLIC will not, however, be liable for any payment made or action taken before acknowledgment of the request. A change of Owner or Beneficiary may have tax consequences (See, Federal Tax Considerations).


Collateral Assignment

        The Policy may be assigned as collateral. ANLIC will not be bound by the assignment until a copy has been received by ANLIC and it assumes no responsibility for determining whether an assignment is valid or the extent of the assignee's interest. An Assignment may have tax consequences (See, Federal Tax Considerations).


Misstatement of Age or Sex

        If the age or sex of the Insured has been misstated, the benefits will be those which the monthly deductions would have provided for the correct age and sex. In the case of policies issued with unisex rates, if the age of the Insured has been misstated, the benefits will be those which the monthly deductions would have provided for the correct age.


Reports and Records

        ANLIC will maintain all records relating to the Variable Account. ANLIC will mail to Owners, at their last known address of record, any reports required by applicable law or regulation. Each Owner will also be sent an annual and semi-annual report for Portfolios of the Funds that hold or have held Policy value during the reporting period and a list of the portfolio securities held in each Portfolio of the Funds, as required by the 1940 Act.

Optional Insurance Benefits

        Subject to certain requirements, one or more of the following optional insurance benefits may be added to a Policy by rider. The cost of any optional insurance benefits will be deducted as part of the monthly deduction (See, Charges and Deductions--Monthly Administration Charge).


        Accelerated Death Benefit Rider. Subject to certain terms and conditions, a reduced death benefit will be paid in advance to the Owner of the Policy if the Insured suffers from a terminal illness or injury. There is no charge for this rider but it will be subject to ANLIC's underwriting requirements. If certain requirements are satisfied, however, accelerated Death Benefit Proceeds paid under the Accelerated Death Benefit Rider to a terminally or chronically ill insured individual as defined in the Code, may not be subject to tax. A qualified tax advisor should be consulted before adding such a rider to a Policy.


        Other Insured Rider. Provides for level renewable term insurance on the life of any family member. Under the terms of this rider, ANLIC will pay the face amount of the rider to the Beneficiary upon receipt of proof of the other Insured's death. Subject to certain restrictions, the face amount of the rider may be increased or decreased. This rider may also be converted to a new Policy on the family member within 31 days after the Insured's death. Generally, the new Policy must meet the minimum face amount requirement, but ANLIC, in its sole discretion, may waive this provision. Additional evidence of insurability will not be required for conversion.

        Children's Insurance Rider. Provides for level term insurance on the Insured's children, as defined in the rider. Under the terms of the rider, the death benefit will be payable to the named Beneficiary upon the death of any Insured child. Upon receipt of proof of the Insured's death, the rider will continue in force without additional monthly charges.

        Guaranteed Insurability Rider. Provides that the Owner can purchase additional insurance at certain future dates without evidence of insurability. Under the terms of the rider the Owner may only increase the face amount of the Policy on an option date. An option date falls on the Policy Anniversary following certain birthdates and the Monthly Anniversary following the occurrence of certain events such as marriage of the Insured. Each increase in face amount will be subject to the maximum stated in the Policy. No evidence of insurability is required for any increase made under this rider. Increases may have tax consequences (See, Federal Tax Considerations).

        Accidental Death Benefit Rider. Provides additional insurance if the Insured's death results from accidental bodily injury, as defined in the rider. Under the terms of the rider, the additional benefits provided in a Policy will be paid upon receipt of proof by ANLIC that death resulted directly and independently of all other causes from accidental bodily injury; occurred while the rider was in force; and occurred on or after the rider anniversary following the Insured's 5th birthday. The rider will terminate on the earliest of either the date of lapse, the rider anniversary following the Insured's 70th birthday or the Maturity Date of the Policy.

        Level Renewable Term Rider. Provides for level renewable term insurance coverage to increase the face amount of the Policy. The Owner may purchase additional insurance on a renewable term basis without evidence of insurability up to Insured's age 70. The rider will terminate on the earliest of either the date lapse, the rider anniversary following the Insured's 70th birthday or the Maturity Date of the Policy.

        Total Disability Rider. Provides for the payment of the total disability amount by ANLIC as premiums while the Owner is disabled. Under the terms of the rider, the total disability amount will be paid as a premium upon receipt of proof adequate to ANLIC that: (1) the Insured is totally disabled as defined in the rider; (2) the disability commenced while the rider was in force; (3) the disability began on or after the rider anniversary following the Insured's 15th birthday; and (4) total disability continued without interruption for four months. The total disability amount is set forth in the Policy. The amount may, under certain circumstances, be increased. Evidence of insurability will generally be required for any increase. Because the total disability amount is a fixed dollar amount while the monthly deduction varies from month to month, the fixed dollar amount may be more or less than the amount necessary to keep the Policy in force.

        Upon approval of the claim, ANLIC will begin crediting total disability amounts, less premium expense charges, on the Monthly Anniversary after the date disability began. No amount will be credited for a period of more than 12 months before notice of disability is received by ANLIC unless it is shown that notice was given as soon as reasonably possible. ANLIC will continue to credit the net total disability amount while the Insured is totally disabled and the Policy is in force. However, if the disability begins on or after the rider Anniversary after the Insured's 60th birthday, payment will be credited only for the later of two years or until the rider Anniversary after the Insured's 65th birthday.


                           FEDERAL TAX CONSIDERATIONS

Introduction

        The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon ANLIC's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service ("Service"). No representation is made as to the likelihood of continuation of the present federal income tax laws or of the current interpretations by the Internal Revenue Service.


Tax Status of the Policy

        Section 7702 of the Internal Revenue Code of 1986, as amended ("Code"), sets forth a definition of a life insurance contract for federal tax purposes. Although the Secretary of the Treasury ("Treasury") is authorized to prescribe regulations implementing Section 7702, and while proposed regulations and other interim guidance have been issued, final regulations have not been adopted. Guidance as to how Section 7702 is to be applied is limited. If a Policy was determined not to be a life insurance contract for purposes of Section 7702, such Policy would not provide the tax advantages normally provided by a life insurance Policy.

        With respect to a Policy issued on the basis of a standard rate class, ANLIC believes (largely in reliance on IRS Notice 88-128 and the proposed regulations under Section 7702, issued on July 5, 1991) that such a Policy should meet the Section 7702 definition of a life insurance contract, as long as the Owner does not pay the full amount of premiums permitted under the Policy.

        With respect to a Policy that is issued on a substandard basis (i.e., a premium class involving a higher than standard mortality risk), there is less guidance, in particular as to how the mortality and other expense requirements of Section 7702 are to be applied in determining whether such a Policy meets the
Section 7702 definition of a life insurance contract. Thus, it is not clear whether or not such a Policy would satisfy Section 7702, particularly if the Owner pays the full amount of premiums permitted under the Policy. An Owner of a Policy issued on a substandard basis may, however, adopt certain self-imposed limitations on the amount of premiums paid for such a Policy which should cause the Policy to meet the Section 7702 definition of a life insurance contract. An Owner contemplating the adoption of such limitations should do so only after consulting a tax adviser.

        If it is  subsequently  determined  that the  Policy  does  not  satisfy
Section 7702, ANLIC may take whatever steps are appropriate and necessary to attempt to cause such a Policy to comply with Section 7702. For these reasons, ANLIC reserves the right to restrict Policy transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702.


        Section 817(h) of the Code requires that the investments of each of the Sub-accounts must be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Code (discussed above). ANLIC does not have control over the Funds or their investments. However, ANLIC believes that the Funds will be operated in compliance with the diversification requirements prescribed in Treasury Regulation ss. 1.817-5, which affect how the Fund's assets are to be invested. Thus, ANLIC believes that the Policy will be treated as a life insurance contract for federal tax purposes.

     In connection with the issuance of regulations relating to the diversification requirements, the Treasury announced that such regulations do not provide guidance concerning the extent to which Policyowners may direct their investments to particular divisions of a separate account. Regulations in this regard may be issued in the future. It is not clear what these regulations will provide nor whether they will be prospective only. It is possible that when regulations are issued, the Policy may need to be modified to comply with such regulations. For these reasons, ANLIC reserves the right to modify the Policy as necessary to prevent the Policyowner from being considered the owner of the assets of the Separate Account or otherwise to qualify the Policy for favorable tax treatment. ANLIC believes that the Sub-accounts will, thus, meet the diversification requirement.


        In certain circumstances, Owners of variable life insurance contracts may be considered the Owners, for federal income tax purposes, of the assets of the Sub-accounts used to support their contracts. In those circumstances, income and gains from the Sub-account assets would be includable in the Owner's gross income. The IRS has stated in published rulings that a variable contract Owner will be considered the Owner of Sub-account assets if the Contract Owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company, to be treated as the Owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which Policyholders may direct their investments to particular Sub-accounts without being treated as Owners of the underlying assets."

        The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that Policy Owners were not Owners of Sub-account assets. For example, the Owner has additional flexibility in allocating premium payments and Policy values and the investment objective of certain Portfolios may be narrower. These differences could result in an Owner being treated as the Owner of a pro rata portion of the assets of the Sub-accounts. In addition, ANLIC does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. ANLIC therefore reserves the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the Owner of a pro rata share of the assets of the Sub-accounts.

        The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.



Treatment of Policy Benefits

        In General. ANLIC believes that the proceeds and Policy Account Value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance Policy for federal income tax purposes. Thus, the Death Benefit under the Policy should be excluded from the gross income of the Beneficiary under Section 101(a)(1) of the Code.

        Depending on the circumstances, the exchange of a Policy, a change in the Policy's Death Benefit Option (i.e., a change from Death Benefit Option A to Death Benefit Option B or vice versa), a Policy loan, a partial surrender, a surrender, the addition of an Accelerated Death Benefit Rider, the receipt of an Accelerated Death Benefit, a change in ownership, or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local taxes upon transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or Beneficiary.

        A Policy may also be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of a Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement.

        Generally, the Owner will not be deemed to be in constructive receipt of the Policy Account Value, including increments thereof, until there is a distribution. The tax consequences of distributions from, and loans taken from or secured by a Policy depend on whether the Policy is classified as a "Modified Endowment Contract." Whether a Policy is or is not a Modified Endowment Contract, upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

        Modified Endowment Contracts. Section 7702A establishes a class of life insurance contracts designated as "Modified Endowment Contracts," which applies to Policies entered into or materially changed after June 20, 1988.

        Due to the Policy's flexibility, classification as a Modified Endowment Contract will depend on the individual circumstances of each Policy. In general, a Policy will be a Modified Endowment Contract if the accumulated premiums paid at any time during the first seven Policy Years exceed the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. The determination of whether a Policy will be a Modified Endowment Contract after a material change generally depends upon the relationship of the Death Benefit and Policy Account Value at the time of such change and the additional premiums paid in the seven years following the material change. At the time a premium is credited, which would cause the Policy to become a Modified Endowment Contract, ANLIC will notify the Owner that unless a refund of the excess premium is requested by the Owner, the Policy will become a Modified Endowment Contract. The Owner will have 30 days after receiving such notification to request the refund. The excess premium paid (with either the 4.5% required interest or positive Sub-account earnings, if any) will be returned to the Owner upon receipt by ANLIC of the refund request. The amount to be refunded will be deducted from the Policy Account Value in the Sub-accounts and in the General Account in the same proportion as the premium payment was allocated to such accounts. In the event that earnings on such excess premium are not at least 4.5%, the premium plus an amount equal to interest at an annual rate of 4.5% will be returned.

        The rules relating to whether a Policy will be treated as a Modified Endowment Contract are extremely complex and cannot be fully described in the limited confines of this summary. Therefore, a current or prospective Owner should consult with a competent advisor to determine whether a Policy transaction  will  cause  the  Policy  to be  treated  as a  Modified  Endowment
Contract.

        Distribution from Policies Classified as Modified Endowment Contracts. Policies classified as Modified Endowment Contracts will be subject to the following tax rules: First, all distributions, including distributions upon surrender and partial surrenders from such a Policy, are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Policy Account Value immediately before the distribution over the investment in the Policy (described below) at such time. Second, loans taken from or secured by such a Policy are treated as distributions from such a Policy and taxed accordingly. Past due loan interest that is added to the loan amount will be treated as a loan. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by, such a Policy that is included in income except where the distribution or loan is made on or after the Owner attains age 59 1/2, is attributable to the Owner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's Beneficiary. If a Policy becomes a modified endowment contract after it is issued, distributions made during the Policy Year in which it becomes a modified endowment contract, distributions in any subsequent Policy Year and distributions within two years before the Policy becomes a modified endowment contract will be subject to the tax treatment described above. This means that a distribution from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

        Distributions From Policies Not Classified as Modified Endowment Contracts. Distributions from a Policy that is not a Modified Endowment Contract are generally treated as first recovering the investment in the Policy (described below) and then, only after the return of all such investments in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's Death Benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the Owner in order for the Policy to continue complying with the Section 7702 definition limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702.

        Loans from, or secured by a Policy that is not a Modified Endowment Contract are not treated as distributions. Instead, such loans are treated as indebtedness of the Owner.

        Finally, neither distributions (including distributions upon surrender) nor loans from, or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional tax.

       Policy Loan Interest. Interest paid on any loan under a Policy may not be deductible. A qualified tax advisor should be consulted before deducting any such interest.

        Investment in the Policy. Investment in the Policy generally means: (1) the aggregate amount of any premiums or other consideration paid for a Policy, minus (2) the aggregate amount received under the Policy which is excluded from gross income of the Owner (except that the amount of any loan from, or secured by a Policy that is a Modified Endowment Contract, to the extent such amount is excluded from gross income, will be disregarded), plus (3) the amount of any loan from, or secured by a Policy that is a Modified Endowment Contract to the extent that such amount is included in the gross income of the Owner.

        Multiple Policies. All Modified Endowment Contracts that are issued by ANLIC (or its affiliates) to the same Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includable in the gross income under Section 72(e) of the Code.


Special Rules for Pension and Profit-Sharing Plans

        If Policies are purchased by a trust forming part of a pension or profit-sharing plan meeting the qualification requirements of Section 401(a) of the Code, various special tax rules will apply. Because these rules are extensive and complicated, it is not possible to describe all of them here. Accordingly, counsel or other competent tax advisors familiar with qualified plan matters should be consulted in connection with any such purchase.

        Generally, a Plan Participant on whose behalf a Policy is purchased will be treated as having annual imputed income based on a cost of insurance factor multiplied by the Net Amount at Risk under the Policy. This imputed income is reported by the employer to the employee and the Service annually and included in the employee's gross income. In the event of the death of a Plan Participant while covered by the plan, Insurance Proceeds paid to the participant's Beneficiary generally will not be completely excludable from the Beneficiary's gross income under Section 101(a) of the Code. Any Death Benefit in excess of the Policy Account Value will be excludable. The portion of the Death Benefit equal to the Policy Account Value, however, generally will be subject to federal income tax to the extent it exceeds the Participant's "investment in the contract" as defined in the Code, which will include the imputed income noted above. Special rules may apply in certain circumstances (e.g., to Owner-employees or Participants who have borrowed from the plan).

        The Service has interpreted the plan qualification provisions of the Code to require that non-retirement benefits, including Death Benefit Proceeds, payable under a qualified plan be "incidental to" retirement benefits provided by the plan. These interpretations, which are primarily set forth in a series of Revenue Rulings issued by the Service, should be considered in connection with any purchase of life insurance policies to provide benefits under a qualified plan.



Possible Charge for ANLIC's Taxes

        At the present time, ANLIC makes no charge for any federal, state or local taxes (other than the charge for state premium taxes) that the Company incurs that may be attributable to the Sub-accounts or to the Policies. ANLIC, however, reserves the right in the future to make additional charges for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Sub-accounts or to the Policies. The imposition of such additional charges will be made in compliance with applicable laws and SEC regulations. If any tax charges are made in the future, they will be accumulated daily and transferred from the applicable Sub-account to ANLIC's General Account. Any investment earnings on tax charges accumulated in a Sub-account will be retained by ANLIC.


           POLICIES ISSUED IN CONJUNCTION WITH EMPLOYEE BENEFIT PLANS

        Policies may be acquired in conjunction with employee benefit plans ("EBS Policies"), including the funding of qualified pension plans meeting the requirements of Section 401 of the Code.


        For EBS Policies, the maximum mortality rates used to determine the monthly Cost of Insurance Charge are based on the Commissioner's 1980 Standard Ordinary Mortality Tables. Under these Tables, mortality rates are the same for male and female Insureds of a particular Attained Age and rate class (See, Cost of Insurance).


        Illustrations reflecting the premiums and charges for EBS Policies will be provided upon request to purchasers of such Policies.

        There is no provision for misstatement of sex in the EBS Policies. (See, Misstatement of Age or Sex). Also, the rates used to determine the amount payable under a particular Settlement Option will be the same for male and female Insureds (See, Settlement Options).


              LEGAL DEVELOPMENTS REGARDING UNISEX ACTUARIAL TABLES

        In 1983, the United States Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In that case, the Court applied its decision only to benefits derived from contributions made on or after August 1, 1983. Subsequent decisions of lower federal courts indicate that in other factual circumstances the Title VII prohibition of sex-distinct benefits may apply at an earlier date. In addition, legislative, regulatory, or decisional authority of some states may prohibit use of sex-distinct mortality tables under certain circumstances. The Policies offered by this Prospectus (other than Policies issued in states which require "unisex" policies (currently Montana) and EBS Policies (See, Policies Issued in Conjunction with Employee Benefit Plans) are based upon actuarial tables which distinguish between men and women and, thus, the Policy provides different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of these authorities on any employment-related insurance or benefits program before purchasing the Policy and in determining whether an EBS Policy is appropriate.

                                  VOTING RIGHTS

        All of the assets held in the Sub-accounts of the Variable Account will be invested in shares of corresponding Portfolios of the Funds. The Funds do not hold routine annual shareholders' meetings. Shareholders' meetings will be called whenever each Fund believes that it is necessary to vote to elect the Board of Directors of the Fund and to vote upon certain other matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund. ANLIC is the legal owner of Fund shares and as such has the right to vote upon any matter that may be voted upon at a shareholders' meeting. However, in accordance with its view of present applicable law, ANLIC will vote the shares of the Funds at meetings of the shareholders of the appropriate Fund or Owner in accordance with instructions received from Owners. Fund shares held in each Sub-account for which no timely instructions from Owners are received will be voted by ANLIC in the same proportion as those shares in that Subaccount for which instructions are received.

        Each Owner having a voting interest will be sent proxy material and a form for giving voting instructions. Owners may vote, by proxy or in person, only as to the Portfolios that correspond to the Sub-accounts in which their Policy values are allocated. The number of shares held in each Sub-account attributable to a Policy for which the Owner may provide voting instructions will be determined by dividing the Policy's value in that account by the net asset value of one share of the corresponding Owner as of the record date for the shareholder meeting. Fractional shares will be counted. For each share of an Owner for which Owners have no interest, ANLIC will cast votes, for or against any matter, in the same proportion as Owners vote.

        If required by state insurance officials, ANLIC may disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the investment objectives or policies of one or more of the Owners, or to approve or disapprove an investment Policy or investment advice of one or more of the Owners. In addition, ANLIC may disregard voting instructions in favor of changes initiated by an Owner or a Fund's Board of Directors provided that ANLIC's disapproval of the change is reasonable and is based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the Portfolio's objectives and purposes, and the effect the change would have on ANLIC. If ANLIC does disregard voting instructions, it will advise Owners of that action and its reasons for such action in the next semi-annual report to Owners.

        Shares of the Portfolios may be offered to variable life insurance and variable annuity separate accounts of life insurance companies other than ANLIC that are not affiliated with ANLIC. ANLIC understands that shares of these Portfolios also will be voted by such other life insurance companies in accordance with instructions from their Owners invested in such separate accounts. This will dilute the effect of voting instructions of Owners of the Policies.

                         OFFICERS AND DIRECTORS OF ANLIC

Name and Position(s)         Principal Occupation
With Acacia National         Last Five Years
---------------------        ----------------------

Charles T. Nason             President and Chief Executive Officer since June
Chairman of the Board,       1988; Acacia Life Insurance Company
Chief Executive Officer
and Director

Robert-John H. Sands Senior  Vice President and General Counsel
Senior Vice President,       since 1991 Acacia Life Insurance Company.
General Counsel & Director

Robert W. Clyde              Executive Vice President, Marketing and
President & Chief            Sales since September 1994; Vice
Operating Officer            President, Retail Long-Term Care
and Director                 September 1993 until August 1994, Vice President,
                             General Agency July 1991 until August 1993,
                             John Hancock Mutual Life.

Paul L. Schneider            Senior Vice President, Chief Financial Officer
Senior Vice President,       since March 1989 and Chief Investment Officer since
Chief Financial Officer,     April 1997; Acacia Life Insurance Company.
Chief Investment Officer,
and Director

Haluk Ariturk                Senior Vice President, Operations and Chief Actuary
Senior Vice President,       since June 1989, Acacia Life Insurance Company.
Operations and Chief
Actuary and Director

Janet L. Schmidt             Senior Vice President
Senior Vice President        Human Resources since 1994, Acacia
Human Resources              Life Insurance Company

Brian J. Owens               Vice President
Senior Vice President        Acacia Financial Centers
Career Distribution          since February 1994, Acacia Life
                             Insurance Company

R. Larry Mauzy               Senior Vice President since 1998 and
Senior Vice President        Chief Information Officer since 1997,
and Chief Information        Acacia Life Insurance Company
Officer


(1) The principal business address of each person listed is Acacia National Life Insurance Company, 7315 Wisconsin Avenue, Bethesda, Maryland 20814.

                          DISTRIBUTION OF THE POLICIES

        Applications for the Policies are solicited by agents who are licensed by state insurance authorities to sell ANLIC's variable life insurance policies, and who are also registered representatives of The Advisors Group, Inc. ("TAG") or registered representatives of broker/dealers who have Selling Agreements with TAG or registered representatives of broker/dealers who have Selling Agreements with such broker/dealers. TAG, whose address is 7315 Wisconsin Avenue, Bethesda, Maryland 20814, is a registered broker/dealer under the Securities Exchange Act of 1934 ("1934 Act") and a member of the National Association of Securities Dealers, Inc. ("NASD"). TAG is a second tier wholly-owned subsidiary of Acacia Life Insurance Company of Washington, D.C. TAG acts as the principal underwriter, as defined in the 1940 Act, of the Policies (as well as other variable life policies) pursuant to an Underwriting Agreement with ANLIC. The Policies are offered and sold only in those states where their sale is lawful.

        The insurance underwriting and the determination of a proposed Insured's Rate Class and whether to accept or reject an application for a Policy is done by ANLIC. ANLIC will refund any premiums paid if a Policy ultimately is not issued or will refund the applicable amount if the Policy is returned under the Free Look provision.

        Agents are compensated for sales of the Policies on a commission and service fee basis and with other forms of compensation. Agents may also receive expense allowances or bonuses. The agent may be required to return the commissions if a Policy is not continued.


                                 ADMINISTRATION

        ANLIC has contracted with Financial Administrative Services, Inc. ("FAS"), having its principal place of business at 1290 Silas Deane Highway, Wethersfield, Connecticut for it to provide ANLIC with certain administrative services for the Flexible Premium Variable Life Policies. Pursuant to the terms of a Service Agreement, FAS will act as Recordkeeping Service Agent for the policies and riders for an initial term of three years and any subsequent renewals thereof. FAS under the guidance and direction of ANLIC will perform Administration functions including: issuance of policies for reinstatement, term conversion, plan changes and guaranteed insurability options, generation of billing and posting of premium, computation of valuations, calculation of benefits payable, maintenance of administrative controls over all activities, correspondence, and data, and providing management reports to ANLIC.

                         PREPARATIONS FOR THE YEAR 2000


        Like other insurance companies and their separate accounts, ANLIC and the Separate Account could be adversely affected if the computer systems they rely upon do not properly process date-related information and data involving the years 2000 and after. This issue arose because both mainframe and PC-based computer hardware and software have traditionally used two digits to identify the year. For example, the year 1999 is input, stored and calculated as "99." Similarly, the year 2000 would be input, stored and calculated as "00." If computers assume this means 1900, it could cause errors in calculations, comparisons, and other computing functions.

Like all insurance companies, ANLIC makes extensive use of dates and date calculations. We began a corporate-wide Year 2000 (Y2K) project in mid-1997. Our goal is to ensure that our computer systems continue to operate smoothly with no service disruptions before, during or after the year 2000.


As of December 31, 1998, all of our computer application and operating systems had been updated for the year 2000. Continuous testing and monitoring throughout 1999 will help ANLIC continue to meet our contractual and service obligations to our customers. In addition to our internal efforts, ANLIC is working closely with vendors and other business partners to confirm that they too are addressing Y2K issues on a timely basis. We believe that we are Y2K - compliant; however, in the event we or our service providers, vendors, financial institutions or others with which we conduct business, fail to be Y2K - compliant, there would be a materially adverse effect on us.


                                 POLICY REPORTS


        At least once each Policy year a statement will be sent to the Owner describing the status of the Policy, including setting forth the Face Amount, the current Death Benefit, any Policy loans and accrued interest, the current Policy Account Value, the General Account Value, indebtedness, the value in each Sub-account, premiums paid since the last report, charges deducted since the last report, any partial surrenders since the last report, and the current Cash Surrender Value. At the present time, ANLIC plans to send these Policy Statements on a quarterly basis. In addition, a statement will be sent to the Owner showing the status of the Policy following the transfer of amounts from one Sub-account to another, the taking out of a loan, a repayment of a loan, a partial surrender and the payment of any premiums (excluding those paid by bank draft which has not cleared). An Owner may request that a similar report be prepared at other times. ANLIC may charge a reasonable fee for such requested reports and may limit the scope and frequency of such requested reports.

        An Owner will be sent a semi-annual report containing the financial statements of the Funds as required by the 1940 Act.


                                STATE REGULATION

        ANLIC is subject to regulation and supervision by the Insurance Department of the Commonwealth of Virginia which periodically examines its affairs. It is also subject to the insurance laws and regulations of all jurisdictions where it is authorized to do business. A copy of the Policy form has been filed with and, where required, approved by insurance officials in each jurisdiction where the Policies are sold. ANLIC is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.


                                     EXPERTS


         The financial statements of the Variable Account as of December 31, 1998, and for each of the periods indicated therein, and the statutory basis financial statements of ANLIC as of and for the years ended December 31, 1998 and 1997, as found in this prospectus have been included herein in reliance upon the reports of PricewaterhouseCoopers LLP, independent accountants, appearing elsewhere herein, given on the authority of that firm as experts in accounting and auditing.

        Actuarial matters included in the prospectus have been examined by Philip Barlow, FSA, an actuary of ANLIC, as stated in his opinion filed as an exhibit to the Registration Statement.



                                  LEGAL MATTERS

          Matters of the State of Virginia law pertaining to the Policies, including ANLIC's right to issue the Policies and its qualification to do so under applicable laws and regulations issued thereunder, have been passed upon by Ellen Jane Abromson, Legal Officer of ANLIC.


                             ADDITIONAL INFORMATION


        A registration statement has been filed with the SEC, under the 1933 Act with respect to the Policy offered hereby. This prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Variable Account, ANLIC and the Policy offered hereby. Statements contained in this prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.

                           APPENDIX A - ILLUSTRATIONS


        The following tables indicate how the account values and Death Benefit Proceeds vary with the investment experience of the Funds and differences between the guaranteed and current costs of the Policy. The tables show how the account values and Death Benefit Proceeds of a Policy, issued to an Insured of a certain age with regular annual premiums, differ over time if the investment return on the assets of each Portfolio were a uniform annual rate of 0%, 8% and 12%. The tables beginning on page A-2 illustrate a Policy issued to a male, age 35, under a standard non-smoker rate class. The account values and Death Benefit Proceeds would be different from those shown if the gross annual investment rates of return averaged 0%, 8% and 12% over a period of years but fluctuated above and below those averages for individual Policy years. The values also assume that no loans or partial surrenders are made by the Owner.

        The columns headed Guaranteed Charges reflect that throughout the life of the Policy the monthly charge for the cost of insurance is based on the maximum level permitted under the Policy, a Premium expense charge of 2.25%, a monthly administrative charge of $27 for the first Policy year and $8 each month thereafter, and a daily charge for mortality and expense risks equal to an annual rate of .90% for the first fifteen years. This charge is then reduced by
 .05% each year until it reaches .45% in the 25th year and thereafter. The columns headed Current Charges assume that, throughout the life of the Policy, the monthly cost of insurance is based on the current cost of insurance rate, a Premium expense charge of 2.25%, a monthly administrative charge of $27 for the first Policy year and $8 each month thereafter and a daily charge for mortality and expense risks equal to an annual rate of .90% for the first fifteen years. This charge is then reduced by .05% each year until it reaches .45% in the 25th year and thereafter.

        The amounts shown in the tables for account values and Death Benefit Proceeds reflect that the net investment return of the Portfolios is lower than the gross return listed due to investment advisory and other fees of the Funds. The Policy values reflect a daily investment advisory fee and expenses at an annual rate of .95% which represents an average charge for all the Portfolios. After a deduction of these amounts, the illustrated gross investment rates of 0%, 8%, and 12% correspond to approximate net annual rates of -1.85%, 6.15% and 10.15% respectively.

        The hypothetical values shown in the tables do not reflect any charges for federal income taxes against the Variable Account, since ANLIC is not currently making such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return would have to exceed 0%, 8% and 12% by an amount to cover the tax charges to produce the Death Benefit Proceeds and account values illustrated (See, Federal Tax Considerations).


        The tables illustrate the Policy values that would result based upon hypothetical investment rates and premium payment schedules, if all net premiums are allocated to the Variable Account and if no Policy loans, partial surrenders or changes in benefits are applied for. Upon request, ANLIC will provide a comparable illustration based upon the Insured's age, sex, rate class, face amount or premium schedule requested, and additional benefits. For unisex policies, ANLIC will supply such illustrations without regard to the Insured's sex. ANLIC reserves the right to charge a fee not to exceed $25 for this service.



                     ACACIA NATIONAL LIFE INSURANCE COMPANY
                  ALLOCATOR 2000 FLEXIBLE PREMIUM VARIABLE LIFE
Prepared for: John Doe                                   ANNUAL Premium:       $  1,838
MALE   Age 35    NON-SMOKER         Riders: NONE         Option A Face amount: $250,000
---------------------------------------------------------------------------------------

                 0.00 % Hypothetical Gross Annual Rate of Return
------------------------------------------------------------------------------------------

                                         Current Charges            Guaranteed Charges
------------------------------ ------------------------------------ ----------------------
 End of     Age    Net Annual    Account    Surrender     Death     Surrender   Death
  Year               Outlay       Value       Value      Benefit      Value      Benefit
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
       1       36       1,838        1,028         477     250,000         477     250,000
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
       2       37       1,838        2,245       1,693     250,000       1,681     250,000
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
       3       38       1,838        3,412       2,861     250,000       2,837     250,000
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
       4       39       1,838        4.528       3.977     250,000       3,941     250,000
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
       5       40       1,838        5,595       5,044     250,000       4,994     250,000
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
       6       41       1,838        6,604       6,052     250,000       5,989     250,000
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
       7       42       1,838        7,553       7,001     250,000       6,925     250,000
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
       8       43       1,838        8,444       8,076     250,000       7,984     250,000
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
       9       44       1,838        9,271       9,087     250,000       8,980     250,000
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
      10       45       1,838       10,033      10,033     250,000       9,908     250,000
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
      11       46       1,838       10,724      10,724     250,000      10,580     250,000
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
      12       47       1,838       11,339      11,339     250,000      11,176     250,000
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
      13       48       1,838       11,877      11,877     250,000      11,693     250,000
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
      14       49       1,838       12,332      12,332     250,000      12,125     250,000
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
      15       50       1,838       12,699      12,699     250,000      12,467     250,000
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
      16       51       1,838       12,974      12,974     250,000      12,715     250,000
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
      17       52       1,838       13,146      13,146     250,000      12,856     250,000
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
      18       53       1,838       13,198      13,198     250,000      12,877     250,000
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
      19       54       1,838       13,117      13,117     250,000      12,760     250,000
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
      20       55       1,838       12,888      12,888     250,000      12,489     250,000
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
      25       60       1,838        8,895       8,895     250,000       8,209     250,000
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
      30       65       1,838            0           0     250,000           0     250,000
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
      31       66       1,838            0           0           0           0           0
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------


The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual investment rates of return may be more or less than those shown and depend on a number of factors, including the investment allocations by an owner and the different investment rate of return for the fund portfolios. The Death Benefit and account value for a policy would be different from those shown if the actual investment rate of return averaged 0% over a period of years, but fluctuated above or below those averages for individual policy years. No representation can be made by ANLIC or the funds that this hypothetical investment rate of return can be achieved for any one year or over a period of time.



                     ACACIA NATIONAL LIFE INSURANCE COMPANY
                  ALLOCATOR 2000 FLEXIBLE PREMIUM VARIABLE LIFE
Prepared for: John Doe                                   ANNUAL Premium:       $  1,838
MALE   Age 35    NON-SMOKER         Riders: NONE         Option A Face amount: $250,000
-------------------------------------------------------------------------------------------

                 8.00 % Hypothetical Gross Annual Rate of Return
------------------------------------------------------------------------------------------

                                         Current Charges            Guaranteed Charges
------------------------------ ------------------------------------ ----------------------
 End of     Age    Net Annual    Account    Surrender     Death     Surrender   Death
  Year               Outlay       Value       Value      Benefit      Value      Benefit
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
       1       36       1,838        1,140         588     250,000         588     250,000
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
       2       37       1,838        2,567       2,016     250,000       2,003     250,000
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
       3       38       1,838        4,054       3,503     250,000       3,477     250,000
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
       4       39       1,838        5,603       5,052     250,000       5,011     250,000
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
       5       40       1,838        7,218       6,667     250,000       6,609     250,000
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
       6       41       1,838        8,894       8,343     250,000       8,266     250,000
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
       7       42       1,838       10,633      10,081     250,000       9,985     250,000
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
       8       43       1,838       12,439      12,071     250,000      11,952     250,000
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
       9       44       1,838       14,310      14,310     250,000      13,982     250,000
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
      10       45       1,838       16,249      16,249     250,000      16,076     250,000
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
      11       46       1,838       18,255      18,255     250,000      18,049     250,000
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
      12       47       1,838       20,324      20,324     250,000      20,083     250,000
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
      13       48       1,838       22,460      22,460     250,000      22,180     250,000
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
      14       49       1,838       24,663      24,663     250,000      24,339     250,000
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
      15       50       1,838       26,930      26,930     250,000      26,557     250,000
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
      16       51       1,838       29,271      29,271     250,000      28,843     250,000
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
      17       52       1,838       31,681      31,681     250,000      31,192     250,000
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
      18       53       1,838       34,153      34,153     250,000      33,597     250,000
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
      19       54       1,838       36,683      36,683     250,000      36,049     250,000
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
      20       55       1,838       39,264      39,264     250,000      38,543     250,000
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
      25       60       1,838       52,698      52,698     250,000      51,353     250,000
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
      30       65       1,838       65,220      65,220     250,000      62,736     250,000
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
      35       70       1,838       77,180      77,180     250,000      67,621     250,000
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
      40       75       1,838       90,660      90,660     250,000      54,408     250,000
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
      45       80       1,838      101,345     101,345     250,000           0           0
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
      50       85       1,838      100,048     100,048     250,000           0           0
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
      55       90       1,838       51,717      51,717     250,000           0           0
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
      58       93       1,838            0           0           0           0           0
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual investment rates of return may be more or less than those shown and depend on a number of factors, including the investment allocations by an owner and the different investment rate of return for the fund portfolios. The Death Benefit and account value for a policy would be different from those shown if the actual investment rate of return averaged 0% over a period of years, but fluctuated above or below those averages for individual policy years. No representation can be made by ANLIC or the funds that this hypothetical investment rate of return can be achieved for any one year or over a period of time.



                     ACACIA NATIONAL LIFE INSURANCE COMPANY
                  ALLOCATOR 2000 FLEXIBLE PREMIUM VARIABLE LIFE
Prepared for: John Doe                                   ANNUAL Premium:       $  1,838
MALE   Age 35    NON-SMOKER         Riders: NONE         Option A Face amount: $250,000
------------------------------------------------------------------------------------------

                     12.00 % Hypothetical Gross Annual Rate of Return
------------------------------------------------------------------------------------------

                                         Current Charges            Guaranteed Charges
------------------------------ ------------------------------------ ----------------------
 End of     Age    Net Annual    Account    Surrender     Death     Surrender   Death
  Year               Outlay       Value       Value      Benefit      Value      Benefit
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
       1       36       1,838        1,196         645     250,000         645     250,000
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
       2       37       1,838        2,735       2,184     250,000       2,171     250,000
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------

       3       38       1,838        4,403       3,851     250,000       3,824     250,000
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
       4       39       1,838        6,209       5,658     250,000       5,615     250,000
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
       5       40       1,838        8,171       7,620     250,000       7,557     250,000
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
       6       41       1,838       10,293       9,742     250,000       9,657     250,000
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
       7       42       1,838       12,591      12,040     250,000      11,932     250,000
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
       8       43       1,838       15,084      14,716     250,000      14,580     250,000
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
       9       44       1,838       17,786      17,602     250,000      17,434     250,000
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
      10       45       1,838       20,718      20,718     250,000      20,513     250,000
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
      11       46       1,838       23,897      23,897     250,000      23,649     250,000
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
      12       47       1,838       27,346      27,346     250,000      27,050     250,000
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
      13       48       1,838       31,091      31,091     250,000      30,741     250,000
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
      14       49       1,838       35,160      35,160     250,000      34,748     250,000
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
      15       50       1,838       39,583      39,583     250,000      39,100     250,000
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
      16       51       1,838       44,411      44,411     250,000      43,847     250,000
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
      17       52       1,838       49,682      49,682     250,000      49,028     250,000
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
      18       53       1,838       55,442      55,442     250,000      54,684     250,000
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
      19       54       1,838       61,740      61,740     250,000      60,865     250,000
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
      20       55       1,838       68,638      68,638     250,000      67,627     250,000
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
      25       60       1,838      114,972     114,972     250,000     112,954     250,000
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
      30       65       1,838      191,773     191,773     250,000     187,874     250,000
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
      35       70       1,838      322,567     322,567     374,178     314,643     364,986
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
      40       75       1,838      537,955     537,955     575,612     520,271     556,691
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
      45       80       1,838      894,036     894,036     938,738     857,683     900,567
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
      50       85       1,838    1,471,234   1,471,234   1,544,796   1,392,389   1,462,008
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
      55       90       1,838    2,391,212   2,391,212   2,510,773   2,220,081   2,331,085
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
      60       95       1,838    3,902,562   3,902,562   3,941,587   3,567,421   3,603,095
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual investment rates of return may be more or less than those shown and depend on a number of factors, including the investment allocations by an owner and the different investment rate of return for the fund portfolios. The Death Benefit and account value for a policy would be different from those shown if the actual investment rate of return averaged 0% over a period of years, but fluctuated above or below those averages for individual policy years. No representation can be made by ANLIC or the funds that this hypothetical investment rate of return can be achieved for any one year or over a period of time.



                     ACACIA NATIONAL LIFE INSURANCE COMPANY
                  ALLOCATOR 2000 FLEXIBLE PREMIUM VARIABLE LIFE
Prepared for: John Doe                                   ANNUAL Premium:       $  1,838
MALE   Age 35    NON-SMOKER         Riders: NONE         Option B Face amount: $250,000
------------------------------------------------------------------------------------------

                     0.00 % Hypothetical Gross Annual Rate of Return
------------------------------------------------------------------------------------------

                                        Current Charges            Guaranteed Charges
------------------------------ ------------------------------------ ----------------------
 End of     Age    Net Annual    Account    Surrender     Death     Surrender   Death
  Year               Outlay       Value       Value      Benefit      Value      Benefit
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
       1       36       1,838        1,025         474     251,025         474     251,025
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
       2       37       1,838        2,238       1,687     252,238       1,674     252,226
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
       3       38       1,838        3,398       2,847     253,398       2,823     253,374
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
       4       39       1,838        4,505       3,954     254,505       3,918     254,469
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
       5       40       1,838        5,560       5,008     255,560       4,958     255,509
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
       6       41       1,838        6,553       6,001     256,553       5,937     256,488
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
       7       42       1,838        7,483       6,932     257,483       6,854     257,405
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
       8       43       1,838        8,352       7,984     258,352       7,890     258,258
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
       9       44       1,838        9,152       8,969     259,152       8,859     259,043
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
      10       45       1,838        9,884       9,884     259,884       9,757     259,757
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
      11       46       1,838       10,541      10,541     260,541      10,394     260,394
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
      12       47       1,838       11,116      11,116     261,116      10,950     260,950
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
      13       48       1,838       11,609      11,609     261,609      11,421     261,421
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
      14       49       1,838       12,014      12,014     262,014      11,803     261,803
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
      15       50       1,838       12,326      12,326     262,326      12,088     262,088
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
      16       51       1,838       12,539      12,539     262,539      12,274     262,274
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
      17       52       1,838       12,642      12,642     262,642      12,347     262,347
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
      18       53       1,838       12,620      12,620     262,620      12,293     262,293
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
      19       54       1,838       12,456      12,456     262,456      12,093     262,093
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
      20       55       1,838       12,136      12,136     262,136      11,732     261,732
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
      25       60       1,838        7,622       7,622     257,622       6,943     256,943
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
      30       65       1,838            0           0     250,000           0     250,000
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
      31       66       1,838            0           0           0           0           0
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual investment rates of return may be more or less than those shown and depend on a number of factors, including the investment allocations by an owner and the different investment rate of return for the fund portfolios. The Death Benefit and account value for a policy would be different from those shown if the actual investment rate of return averaged 0% over a period of years, but fluctuated above or below those averages for individual policy years. No representation can be made by ANLIC or the funds that this hypothetical investment rate of return can be achieved for any one year or over a period of time.



                     ACACIA NATIONAL LIFE INSURANCE COMPANY
                  ALLOCATOR 2000 FLEXIBLE PREMIUM VARIABLE LIFE
Prepared for: John Doe                                   ANNUAL Premium:       $  1,838
MALE   Age 35    NON-SMOKER         Riders: NONE         Option B Face amount: $250,000
------------------------------------------------------------------------------------------

                     8.00 % Hypothetical Gross Annual Rate of Return
------------------------------------------------------------------------------------------

                                         Current Charges            Guaranteed Charges
------------------------------ ------------------------------------ ----------------------

 End of     Age    Net Annual    Account    Surrender     Death     Surrender   Death
  Year               Outlay       Value       Value      Benefit      Value      Benefit
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
       1       36       1,838        1,137         586     251,137         586     251,137
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
       2       37       1,838        2,559       2,008     252,559       1,995     252,546
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
       3       38       1,838        4,038       3,486     254,038       3,460     254,011
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
       4       39       1,838        5,574       5,022     255,574       4,981     255,533
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
       5       40       1,838        7,171       6,619     257,171       6,560     257,112
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
       6       41       1,838        8,822       8,271     258,822       8,193     258,744
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
       7       42       1,838       10,529       9,978     260,529       9,879     260,430
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
       8       43       1,838       12,294      11,927     262,294      11,804     262,172
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
       9       44       1,838       14,114      13,930     264,114      13,782     263,966
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
      10       45       1,838       15,989      15,989     265,989      15,812     265,812
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
      11       46       1,838       17,916      17,916     267,916      17,704     267,704
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
      12       47       1,838       19,888      19,888     269,888      19,640     269,640
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
      13       48       1,838       21,908      21,908     271,908      21,619     271,619
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
      14       49       1,838       23,969      23,969     273,969      23,634     273,634
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
      15       50       1,838       26,067      26,067     276,067      25,680     275,680
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
      16       51       1,838       28,204      28,204     278,204      27,761     277,761
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
      17       52       1,838       30,371      30,371     280,371      29,863     279,863
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
      18       53       1,838       32,552      32,552     282,552      31,973     281,973
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
      19       54       1,838       34,732      34,732     284,732      34,073     284,074
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
      20       55       1,838       36,896      36,896     286,896      36,147     286,147
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
      25       60       1,838       46,768      46,768     296,768      45,373     295,373
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
      30       65       1,838       51,420      51,420     301,420      48,900     298,900
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
      35       70       1,838       48,880      48,880     298,880      37,876     287,876
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
      40       75       1,838       38,392      38,392     288,392           0           0
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
      45       80       1,838        7,636       7,636     257,636           0           0
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
      46       81       1,838            0           0           0           0           0
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual investment rates of return may be more or less than those shown and depend on a number of factors, including the investment allocations by an owner and the different investment rate of return for the fund portfolios. The Death Benefit and account value for a policy would be different from those shown if the actual investment rate of return averaged 0% over a period of years, but fluctuated above or below those averages for individual policy years. No representation can be made by ANLIC or the funds that this hypothetical investment rate of return can be achieved for any one year or over a period of time.



                     ACACIA NATIONAL LIFE INSURANCE COMPANY
                  ALLOCATOR 2000 FLEXIBLE PREMIUM VARIABLE LIFE
Prepared for: John Doe                                   ANNUAL Premium:       $  1,838
MALE   Age 35    NON-SMOKER         Riders: NONE         Option B Face amount: $250,000
------------------------------------------------------------------------------------------

                     12.00 % Hypothetical Gross Annual Rate of Return
------------------------------------------------------------------------------------------

                                         Current Charges            Guaranteed Charges
------------------------------ ------------------------------------ ----------------------

 End of     Age    Net Annual    Account    Surrender     Death     Surrender   Death
  Year               Outlay       Value       Value      Benefit      Value      Benefit
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
       1       36       1,838        1,193         642     251,193         642     251,193
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
       2       37       1,838        2,727       2,176     252,727       2,162     252,714
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
       3       38       1,838        4,385       3,833     254,385       3,806     254,357
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
       4       39       1,838        6,176       5,625     256,176       5,582     256,133
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
       5       40       1,838        8,116       7,565     258,116       7,501     258,052
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
       6       41       1,838       10,208       9,657     260,208       9,571     260,122
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
       7       42       1,838       12,465      11,914     262,465      11,803     262,354
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
       8       43       1,838       14,904      14,536     264,904      14,396     264,764
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
       9       44       1,838       17,535      17,351     267,535      17,178     267,362
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
      10       45       1,838       20,375      20,375     270,375      20,164     270,164
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
      11       46       1,838       23,438      23,438     273,438      23,182     273,182
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
      12       47       1,838       26,739      26,739     276,739      26,433     276,433
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
      13       48       1,838       30,298      30,298     280,298      29,935     279,935
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
      14       49       1,838       34,135      34,135     284,135      33,706     283,706
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
      15       50       1,838       38,269      38,269     288,269      37,765     287,765
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
      16       51       1,838       42,737      42,737     292,737      42,148     292,148
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
      17       52       1,838       47,562      47,562     297,562      46,876     296,876
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
      18       53       1,838       52,767      52,767     302,767      51,970     301,970
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
      19       54       1,838       58,377      58,377     308,377      57,453     307,453
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
      20       55       1,838       64,421      64,421     314,421      63,351     313,351
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
      25       60       1,838      102,349     102,349     352,349     100,181     350,181
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
      30       65       1,838      155,456     155,456     405,456     151,212     401,212
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
      35       70       1,838      233,370     233,370     483,370     218,233     468,233
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
      40       75       1,838      354,604     354,604     604,604     300,340     550,340
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
      45       80       1,838      537,471     537,471     787,471     388,506     638,506
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
      50       85       1,838      807,684     804,684   1,057,685     464,815     714,815
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
      55       90       1,838    1,189,654   1,189,654   1,439,654     487,271     737,271
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------
      60       95       1,838    1,762,950   1,762,950   2,012,950     394,553     644,553
--------- -------- ----------- ------------ ----------- ----------- ----------- ----------

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual investment rates of return may be more or less than those shown and depend on a number of factors, including the investment allocations by an owner and the different investment rate of return for the fund portfolios. The Death Benefit and account value for a policy would be different from those shown if the actual investment rate of return averaged 0% over a period of years, but fluctuated above or below those averages for individual policy years. No representation can be made by ANLIC or the funds that this hypothetical investment rate of return can be achieved for any one year or over a period of time.

                                  APPENDIX B --

            AUTOMATIC REBALANCING AND DOLLAR COST AVERAGING PROGRAMS


        To assist the Owner in making a premium allocation decision among Sub-accounts, ANLIC offers automatic transfer programs. These programs are designed to meet individual needs of the Owner and are not guaranteed to improve performance of the Policy.

        The Owner may elect the Automatic Rebalancing Program which will adjust values in the Sub-accounts to align with a specific percentage of total value in the Variable Account. By placing a written allocation election form on file with ANLIC, the Owner may have amounts automatically transferred from the Sub-accounts on either a quarterly, semi-annual or annual basis.

        The Owner chooses the percentages to be used under the Automatic Rebalancing Program. To assist the Owner, TAG representatives offer a service created by Ibbotson Associates to match the Owner's risk tolerance and investment objectives with a model Sub-account percentage allocation formula. To use this service, the Owner first completes a questionnaire about risk tolerance and Policy performance objectives. The TAG representative uses the completed responses to match the Owner's needs to one of ten different model percentage allocation formulas designed by Ibbotson. The Owner may then elect to follow the recommended percentage allocation formula, or select a different formula.

        Ibbotson Associates provides a valuable service to an Owner who seeks to follow the science of asset allocation. Some research studies have shown that the asset allocation decision is the single largest determinant of Portfolio performance. Asset allocation combines the concepts of asset-liability management, mean-variance optimization, simulation and economic forecasting. Its objectives are to match asset classes and strategies to achieve better returns, to reduce volatility and to attain specific goals such as avoidance of interest rate or market risk.

        As an alternative, ANLIC also offers the Owner the option to elect the Dollar Cost Averaging Program. Dollar cost averaging is a long term investment method that uses periodic premium allocations from the Money Market Sub-account to other Sub-accounts. Under the theory of dollar cost averaging, the Owner may pursue a strategy of regular and systematic purchases to take advantage of market value fluctuations. More Sub-account accumulation units will be purchased when Sub-account unit values are low and fewer units will be purchased when unit values are high. There is no guarantee that the Dollar Cost Averaging Program will protect against market loss or improve performance of the Policy.

        The Dollar Cost Averaging Program provides a valuable service to an Owner who is able to sustain a long term transfer schedule and who seeks to avoid the volatility often associated with equity investments.

                                     PART II
                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following Papers and Documents:


The facing sheet.
The prospectus consisting of 52 pages. The undertaking to file reports. The undertaking pursuant to Rule 484. Representations pursuant to Rule 6e-3(T).
The signatures.
Written consents of the following:
(a)
(b) Ellen Jane Abromson, Esq.
(c) Phillip Barlow, FSA


The Following Exhibits:


1. The Following exhibits correspond to those required by paragraph IX A of the instructions as to exhibits in Form N-8B-2.
(A)(1) Board Resolution Establishing Separate Account I-Incorporated by reference to the like numbered exhibit to the Pre-effective Amendment #3 filed on October 11, 1995 to the Form S-6 Registration #33-90208.
(A)(2) Not applicable
(A)(3)(a) Underwriting Agreement between The Advisors Group, Inc. and Acacia National Life Insurance Company - Incorporated by reference to the initial Registration Statement for Acacia National Life Insurance Company Separate Account II on Form N-4 ( File No 333 -03963),August 26, 1996.
(A)(3)(b) Representative Agent Agreement, Supplement and Schedule proposed form of Selling Agreement Incorporated by reference to the initial Registration Statement for Acacia National Life Insurance Company Separate Account II on Form N-4 ( File No 333 -03963), Filed August 26, 1996.
(A)(3)(c) None
(A)(3)(d) Form of Selling Agreement between the Advisors Group, Inc. ('TAG")and Broker Dealers - Incorporated by reference to the like numbered to the initial Form S-6 Registration Statement #33-90208, filed March 10, 1995.
(A)(4) Not Applicable
(A)(5)(a) Individual Flexible Premium Variable Life Insurance Policy - Incorporated by reference to the like numbered exhibit to the Pre-Effective Amendment #3 filed on October 11, 1995 to the Form S-6 Registration Statement # 33-90208.
(A)(6) Restated Articles of Incorporation of Acacia National Life Insurance Company - Incorporated by reference to the like numbered exhibit to the Post-Effective Amendment #3 filed on May 1, 1997 to the Form S-6 Registration Statement # 33-90208.
(A)(6) Bylaws of Acacia National Life Insurance Company - Incorporated by reference to the like numbered exhibit to the Post-Effective Amendment #3 filed on May 1, 1997 to the Form S-6 Registration Statement # 33-90208.
(A)(7) Not applicable
(A)(8)(a) Participation Agreement Alger American Fund
(A)(8)(b) Participation Agreement Calvert Variable Series, Inc.
(A)(8)(c) Participation Agreement Dreyfus Stock Index Fund
(A)(8)(d) Participation Agreement NeubergerBerman Advisers Management Trust
(A)(8)(e) Participation Agreement Strong Variable Insurance Funds, Inc.
(A)(8)(f) Participation Agreement Van Eck Worldwide Hard Assets Fund All incorporated by reference to the like numbered exhibit to the Pre-Effective Amendment #3 filed on October 11, 1995 to the Form S-6 Registration Statement # 33-90208.
(A)(8)(g) Participation Agreement Oppenheimer Variable Account Funds - Incorporated by reference to the like numbered exhibit to the Post-Effective Amendment #3 filed on May 1, 1997 to the Form S-6 Registration Statement # 33-90208.
(A)(9) Not Applicable
(A)(10) Application for Policy - Incorporated by reference to the like numbered exhibit to the Pre-effective Amendment#2 filed on July 19,1995 to the Form S-6 Registration Statement #33-90208.
2. (A)(b) Opinion and Consent of Ellen Jane Abromson, 2nd Vice President and Associate Counsel - File herein.
3. No financial statements will be omitted from the final Prospectus pursuant to Instruction 1(b) or (c) or Part I. 4. Not applicable.
5. Not applicable.
6. To be filed by later amendment.
7. Consent of Independent Auditors - to be filed by later amendment.
8. Not applicable.

Incorporated by reference to the initial Registration Statement for Acacia National Life Insurance Company Separate Account II on Form N-4 ( File No 333 -03963), Filed August 26, 1996.

Incorporated by Reference to the Post-Effective No. 4 to the Registration Statement on Form S-6 for Acacia National Life Insurance Company Separate Account ( File No. 33 -90208), Filed on May 1, 1998.




                                   SIGNATURES


        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Acacia National Variable Life Insurance Separate Account I certifies that it and has duly caused this Post -effective amendment number 5 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bethesda, State of Maryland on the 26th day of February 1999.


                                    ACACIA NATIONAL VARIABLE LIFE INSURANCE
                                    SEPARATE ACCOUNT I
                                    (Registrant)


                                    By: ACACIA NATIONAL LIFE INSURANCE COMPANY
                                        (Depositor)



                                    By: /s/ Ellen Jane Abromson
                                        Ellen Jane Abromson
                                        2nd Vice President and Associate Counsel



Attest: /s/ Todd Green
        Todd Green
        Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the depositor has duly caused this post-effective amendment number 5 to its registration statement to be signed on its behalf by the undersigned duly authorized in the City of Bethesda, State of Maryland, on the 26th day of February, 1999.


                                    ACACIA NATIONAL LIFE INSURANCE COMPANY
                                                  (Depositor)



                                 By:     /s/ Ellen Jane Abromson
                                        Ellen Jane Abromson
                                        2nd Vice President and Associate Counsel



Attest:  /s/ Todd D. Green
        Todd D. Green
        Assistant Secretary

        Pursuant to the requirements of the Securities Act of 1933, this Post-effective Amendment Number 5 to the registration statement has been signed below by the following persons in the capacities with the depositor and on the dates indicated.

        Signatures                   Title                      Date



/s/ Charles T. Nason         Chairman of the Board,            February 26, 1999
Charles T. Nason             and Chief Executive Officer
                             and Director


/s/ Robert W. Clyde          President and Chief               February 26, 1999
Robert W.  Clyde             Operating Officer and
                             Director

/s/ Robert John H. Sands     Senior Vice President,            February 26, 1999
Robert-John H. Sands         General Counsel and
                             Director

/s/ Paul L. Schneider        Senior Vice President,            February 26, 1999
Paul L. Schneider            Chief Financial Officer,
                             Chief Investment Officer
                             and Director

/s/ Haluk Ariturk            Senior Vice President,            February 26, 1999
Haluk Ariturk                Operations, Chief Actuary and
                             Director

/s/ Janet L. Schmidt         Senior Vice President             Febraury 26, 1999
Janet L. Schmidt             Human Resources

/s/ Brian J. Owens           Senior Vice President             February 26, 1999
Brian J. Owens               Career Distribution

/s/ R. Larry Mauzy           Senior Vice President             February 26, 1999
R. Larry Mauzy               and Chief Information Officer